UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

[X] Filed by the Registrant         [X] Preliminary Proxy Statement

[ ] Filed by a party other          [ ] Confidential, for Use of the Commission
    than the Registrant                 Only (as permitted by Rule 14c-5(d)(2))

                                    [ ] Definitive Proxy Statement

                                    [ ] Soliciting

                       SOLAR SATELLITE COMMUNICATION, INC.

                (Name of Registrant as Specified In Its Charter)


               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act
Rules 14c-5(g)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                               [SOLAR STATIONARY]







                               November ____, 2002


To our Shareholders:

We are pleased to invite you to attend the Annual Meeting of Shareholders of Solar Satellite Communication, Inc. to be held on _______________, November _____, 2002 at 10:30 a.m. at the Company's offices at 1895 Preston White Drive - Suite 250, Reston, Virginia 20190.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement provide details of business to be conducted at this meeting. The most substantive matter, to be considered, as part of the ongoing transition for the company, relates to Board of Director's approval of (i) a resolution to reincorporate the Company in Delaware, terminating its incorporation in Colorado (and simultaneously effecting a name change the company's name to Great Media Solutions, Inc.) as well as create, as its wholly-owned operating subsidiary, The MediaWorx, Inc. The approval of this recommended restructuring will be considered and voted on at this meeting. The other substantive matter relates to the Board's approval of company wide Stock Incentive Plan.

The Board of Directors and Management appreciate your ongoing support and hope you will be able to attend the upcoming shareholders meeting.

Sincerely,

/s/ Lawrence Hoffman                                 /s/ Linda A Broenniman
---------------------                                -----------------------
Lawrence Hoffman                                     Linda A. Broenniman
Chairman of the Board                                President and Secretary

                       SOLAR SATELLITE COMMUNICATION, INC.

                                    NOTICE OF

                       2002 ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER ___ , 2002


To the Shareholders:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Solar Satellite Communication, Inc., a Colorado corporation (the "Company"), will be held at the Company's offices at 1895 Preston White Drive - Suite 250, Reston, Virginia 20190 (703-810-6585), on November ___, 2002 at 10 a.m. for the following purposes:


1. The election of five directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;
2. To reincorporate the Company in Delaware, terminating its incorporation in Colorado (and simultaneously effecting a name change to Great Media Solutions, Inc) as well as create, as its wholly-owned operating subsidiary, The MediaWorx, Inc.;
3.   To approve the 2002-2003 Stock Incentive Plan ;
4. The ratification of Steve Durland & Company, CPAs, P.C. as the company's independent accountants; and
5. To transact any and all other business that may properly come before the Meeting.

     All Shareholders of record at the close of business on October 31, 2002 are entitled to notice of this Meeting.

     The Company's audited financial statements for the year ended December 31, 2001, together with certain other information concerning the Company, are included in the Company's Annual Report on Forms 10K-SB and 8-K/A which are both enclosed herewith.


                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             LINDA A. BROENNIMAN

                                             President and Secretary

November ___, 2002

                              INFORMATION STATEMENT

                                TABLE OF CONTENTS
                                                                            PAGE

INTRODUCTION................................................................

PROPOSAL 1 -- ELECTION OF DIRECTORS.........................................

PROPOSAL 2 -- REINCORPORATION OF COMPANY IN  DELAWARE, TERMINATING ITS
              INCORPORATION (AND EFFECTING NAME CHANGE TO GREAT MEDIA SOLUTIONS, INC.) AS WELL AS CREATE, AS ITS WHOLLY-OWNED
              SUBSIDIARY, THEMEDIAWORX, INC.................................

PROPOSAL 3 - APPROVE GMSI 2002-2003 STOCK OPTION PLAN.......................

PROPOSAL 4 - ELECTION OF INDEPENDENT ACCOUNTANTS............................

EXECUTIVE COMPENSATION......................................................

REPORT OF THE BOARD OF DIRECTORS REGARDING EXECUTIVE
COMPENSATION................................................................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT..................................................................

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES.....................

OTHER MATTERS...............................................................

EXHIBIT A: STOCK INCENTIVE PLAN.............................................

                                  INTRODUCTION

         This Proxy Statement, dated November __, 2002, is furnished in connection with the 2002 Annual Meeting of Shareholders of Solar Satellite Communication, Inc. (the "Company"), to be held at their offices at 1895 Preston White Drive - Suite 250, Reston, Virginia 20191 (703-860-6580), on November ____, 2002 at 10:00 a.m., and any adjournments thereof (the "Annual Meeting"), for the purposes set forth in the notice of such meeting.

         This Proxy Statement was mailed to shareholders on or about November ____, 2002.

         The complete mailing address of the Company's principal executive office is 1895 Preston White Drive - Suite 250, Reston, Virginia 20191, (703-860-1160).

         Only shareholders of record at the close of business on October 31, 2002 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

               CLASS                  SHARES OUTSTANDING            VOTING
         -----------------            ------------------       -----------------
         Common Shares                    6,436,397                6,436,397
         Preferred Series B Shares         582,973                 1,165,946

         *Preferred shares have the right to vote the same number as if they were converted into two common shares.

         Holders of all common shares and Preferred Series B shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Colorado (in which the Company is currently incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As a consequence, an abstention or broker non-vote has the same effect as a vote against a given proposal.

         Appraisal rights are available to shareholders with respect to the Annual Meeting's Proposal 2 reincorporation in Delaware and effecting name change to Great Media Solutions, Inc..

         The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2001 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2001, is being mailed to the Company's shareholders with this Proxy Statement. Also being mailed, because of their relevance, is the Form 8-K/A, reflecting the December 7, 2001 merger of Document Planet, Inc. and the Company's most recent Quarterly Report on Form 10-QSB for the period ended September 30, 2002.The Annual Report, such Form 8-K/A and the most recent Form 10-QSB are not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

         At the date hereof, management of the Company has no knowledge of any business other than that described in the Notice for the Annual Meeting which will be presented for consideration at such meeting.

         The holders of the Company's Common Stock and Preferred Series B Shares will vote as a single class on Proposal 1 - 4. HFS Venture Fund I LLLC, HFS Consulting LLC, Lawrence J. Hoffman and Linda Broenniman intend to vote in favor of this proposal. Such persons and entity, together with other owners and representatives of shareholders who have advised they intend to support Proposals 1-4, own approximately 5,000,000 of the total 7,602,343 shares (or about 65%) on an as converted basis. Accordingly, Proposal 1-4 will be approved even if all other shares currently outstanding that are not held by such persons and entity vote against the proposal. The name and biography of each nominee are set forth below under "Nominee."

--------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


         At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Colorado (in which the Company is currently incorporated), the election of directors requires the affirmative vote of a plurality of the shares represented at the Annual Meeting.

         The Company's Board of Directors is responsible for the affairs of the Company. The Company has a standing Compensation and Audit Committee.

NOMINEES

         It is intended that five directors be elected to hold office until the 2003 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and it is anticipated that the nominees will be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company. All nominees, except Suzanne E. Bartel, are currently directors of the Company.

Name                   Age   Position with the Company           Director Since
-----                  ---   -------------------------           --------------
Lawrence J. Hoffman    48    Chairman of the Board of Directors
                             and Chief Executive Officer          December 2001
Linda A. Broenniman    46    President, Chief Financial Officer,
                             Secretary, Treasurer and Director    December 2001
Vincent Mallardi       60    Director                             December 2001
Edward G. Broenniman   66    Director                             December 2001
Suzanne E. Bartel      39    Director Nominee                      N/A

         Lawrence J. Hoffman, Chairman of the Board of Directors and Chief Executive Officer, has served as a Director of the Company since December 7, 2001. He became Chairman and CEO April 10, 2002. Mr. Hoffman is Chairman and President/CEO of HFS Capital LLC and HFS Private Equity Partners LLC as well as Managing Member of HFS Ventures I LLC, the General Partner of HFS Venture Fund I LLLP. Mr. Hoffman is founder of Hoffman, Fitzgerald & Snyder, P.C., one of the largest regional certified public accounting and consulting firms in the Washington DC area. He has over twenty-five years of experience in public accounting, management consulting, investment banking (including public and private offerings, venture capital and private equity management) and building and maturing emerging businesses.

         Ms. Linda A. Broenniman, President, Chief Financial Officer, Secretary, Treasurer and Director, has served as a Director, Chief Financial Officer,
Treasurer and Secretary of the Company since December 7, 2001. She became President on April 10, 2002. Ms. Broenniman has over twenty five years of successful management experience. Ms. Broenniman spent the previous 15 years building successful entrepreneurial companies, as President/CEO and CFO, including a medical technology company, a health care information systems company and a retail food service company. She formerly served as CFO for a NASDAQ telecommunications equipment manufacturer. As Director of Strategic Planning and Corporate Development at the corporate headquarters of a Fortune 50 company, she gained extensive experience in corporate finance and mergers and acquisitions. Ms. Broenniman is currently Managing Director of HFS Capital LLC and HFS Private Equity Partners LLC.

         Vincent Mallardi, Director, has served as a Director of the Company since December 7, 2001. Mr. Mallardi is a leading authority on global print media. He has over 30 years of experience as an executive and consultant in print manufacturing and marketing. His career includes management positions at:
G. Riccordi, in Milan, Italy and New York; Canada Graphic Arts Information Network, Ottawa; and Schawk Graphics, Inc., Chicago. Mr. Mallardi founded his own consulting and publishing practices in 1984 and, in such continuing capacity, he works with many major printing buyers and producers. He is also Chairman of the Printing Brokerage/Buyers Association.

         Edward G. Broenniman, Director, has served as a director of the Company since December 7, 2001. Mr. Broenniman is the Managing Director of the Piedmont Group, a venture development firm, and has over 25 years as an operating executive with Fortune 100 firms and privately held high-technology companies,. He has extensive knowledge of the printing industry having worked for International Paper, Weyerhauser, Ideal Roller & Graphics, and Printing Plate Supply Company. A successful entrepreneur, Mr. Broenniman has built and sold three venture funded high-technology firms to public companies. As a venture advisor, he words with emerging firms to build their operating results and to increase their shareholder value. Mr. Broenniman is married to Ms. Broenniman.

         Suzanne E. Bartel, is being nominated for the position of Director. Ms. Bartel has over 15 years experience in the design and graphic arts industry, including as a graphic designer, sales and marketing vice president of a large London based print broker and as founder, president and CEO of her own corporate design and communications firm. The firm's client base included companies in the FTSe 100, financial institutions and professional advisers. The firm provided all services from the conception of corporate identity, annual reports, corporate and marketing material and general shareholder communications to the completion of the production process, enabling her clients to effectively streamline their communications and costs. The firm was successfully sold when Ms. Bartel moved to the U.S.

EXECUTIVE OFFICERS

         The current executive officers of the Company are as follows:

       NAME              POSITION WITH THE COMPANY
       ----              -------------------------
Lawrence J. Hoffman      Chairman of the Board of Directors and
                         Chief Executive Officer
Linda A. Broenniman      President, Chief Financial Officer, Secretary,
                         Treasurer and Director
Vincent Mallardi         Director
Edward G. Broenniman     Director
Andrew S. Prince         Director

         Each corporate officer was elected to hold office until he resigns or is removed by the Board of Directors.

         For a biography of Ms. Broenniman and Messrs. Hoffman, Broenniman and Mallardi, see "Nominees" above. The biography for Mr. Prince follows.

         Andrew S. Prince, Director, Mr. Prince has served as a director of the Company since December 7, 2001. On April 10, Mr. Prince resigned as President/CEO and continued as a director. Mr. Prince has over 30 years providing senior executive leadership and vision to large and small organizations. He has focused on corporate expansions and been involved with numerous mergers & acquisitions, strategic relationships and joint ventures, including their financial and strategic structuring. Mr. Prince is and has been a manager of venture capital funds and investment banking and consulting firms. Mr. Prince has also served as Deputy Assistant Secretary of the Navy. He was responsible for the worldwide Defense Department's sea-lift logistics operations and the other operations of the Military Sealift Command. Currently Mr. Prince is President and Chief Executive Officer of BretKen Enterprises, LC.

--------------------------------------------------------------------------------
             PROPOSAL 2: REINCORPORATION OF COMPANY, TERMINATING ITS
                INCORPORATION IN COLORADO, EFFECT NAME CHANGE TO
     GREAT MEDIA SOLUTIONS, INC. AS WELL AS CREATION OF THE MEDIAWORX, INC.
                    AS ITS WHOLLY-OWNED OPERATING SUBSIDIARY
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors of the Company has unanimously approved, subject to stockholder approval, a proposal (the "Reincorporation Proposal") to change the Company's state of incorporation from Colorado to Delaware by means of a merger (the "Merger") of the Company with and into Great Media Solutions, Inc., a newly formed Delaware corporation ("GMSI"). GMSI will be the surviving corporation in the Merger., The effect of the Merger will be to change the law applicable to the Company's corporate affairs from the Colorado Stock Corporation Act ("Colorado Law") to the Delaware General Corporation Law ("Delaware Law"). This change in applicable law results in certain differences in stockholders' rights. See "Comparison of Stockholder Rights."

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Delaware Law and Colorado Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under Delaware Law or Colorado Law, and is qualified in its entirety by reference to the following documents:

o the Agreement and Plan of Merger dated October __, 2002 between the Company and GMSI (the "Agreement") attached hereto at Appendix A;

o the Certificate of Incorporation of GMSI attached hereto at Appendix B-1 and the Amended and Restated Certificate of Incorporation at Appendix B-2;

o    the Bylaws of GMSI (the "New Bylaws") attached hereto at Appendix C; and

o the Company's existing Articles of Incorporation (the "Articles") and Bylaws (the "Present Bylaws"), both of which are available for inspection at the Company's principal executive office and which will be provided to stockholders upon request.

         The Company's Board of Directors has unanimously approved the Reincorporation Proposal and, for the reasons set forth below, believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Colorado to Delaware. The Company's stockholders are being asked to approve the Reincorporation Proposal (including the adoption of the Agreement and the approval of the Certificate and the New Bylaws) at the Annual Meeting. The Board of Directors unanimously recommends that the Company's stockholders vote FOR the Reincorporation Proposal. Approval of the Reincorporation Proposal by the Company's stockholders will constitute adoption of the Agreement and approval of the Merger, the Certificate and the New Bylaws, except as set forth below. As a result of the Merger, the Certificate and New Bylaws will replace the Articles and Present Bylaws as the charter documents affecting corporate governance and stockholders' rights. See "Comparison of Stockholder Rights." Accordingly, stockholders are urged to read carefully this Proxy Statement and the appendices attached hereto.

DESCRIPTION OF THE REINCORPORATION

         At the Effective Date of the Merger (as defined in the Agreement), the separate existence of the Company will cease and GMSI, as the surviving corporation, will succeed to all business, properties, assets and liabilities of the Company. Each share of Common Stock of the Company issued and outstanding immediately prior to the Effective Date will by virtue of the Merger be converted into one share of common stock, par value $.001 per share, of GMSI ("GMSI Common Stock"). As of the Voting Record Date, there were 6,436,397 shares of Common Stock issued and outstanding. At the Effective Date, certificates which immediately prior to the Effective Date represented shares of Common Stock of the Company will be deemed for all purposes to represent the same number of shares of GMSI Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of GMSI. However, when outstanding certificates representing shares of Common Stock are presented for transfer after the Merger, new certificates representing shares of GMSI Common Stock will be issued. New certificates will also be issued upon the request of any stockholder, subject to proper endorsement, "signature guarantee, if required," and payment of applicable taxes, if any.

         Following consummation of the Merger, the GMSI Common Stock is expected to be listed for trading under its changed name and state of incorporation on the OTC Bulletin Board,(the market on which the Common Stock currently is listed for trading). The GMSI Common Stock is expected to be listed under the symbol "GMSI." Delivery of existing stock certificates representing Common Stock of the Company will constitute "good delivery" of shares of GMSI in transactions subsequent to the Effective Date of the Merger. Approval of the Reincorporation Proposal will effect a change in the legal domicile of the Company and certain other changes of a legal nature, as described in this Proxy Statement. Reincorporation of the Company will not, in and of itself, result in any change in the name, business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company. The directors and officers of the Company prior to the Merger will continue to serve as the directors and officers of GMSI following the Merger.

         Pursuant to the terms of the Agreement, each option to purchase Common Stock outstanding immediately prior to the Effective Date of the Merger under the Company's stock option plans (the "Option Plans") will be converted into an option to purchase GMSI Common Stock, subject to the same terms and conditions as set forth in the Option Plans or other agreements pursuant to which such option was granted. All other employee benefit plans and other agreements and arrangements of the Company will be continued by GMSI upon the same terms and subject to the same conditions.

         Upon  approval  of  the  Reincorporation   Proposal  by  the  Company's
stockholders, the proposed reorganization will be consummated at such time as the Boards of Directors respectively of the Company and GMSI determine is advisable. The Agreement provides, however, that the Merger may be abandoned by the Board of Directors of either the Company or GMSI prior to the Effective Date, either before or after stockholder approval. In addition, the Agreement may be amended prior to the Effective Date, either before or after stockholder approval; provided, however, that the Agreement may not be amended after stockholder approval if such amendment would (1) alter or change the amount or kind of shares or other consideration to be received by stockholders in the Merger; (2) alter or change any term of the Certificate; (3) alter or change any of the terms and conditions of the Agreement if such alteration or change would adversely affect the stockholders; or (4) otherwise violate applicable law.

REASONS FOR THE REINCORPORATION PROPOSAL

         The primary purpose for reincorporating in Delaware is to take advantage of Delaware Law. Specifically, for many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is sensitive to issues regarding corporate law and is responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under Colorado law. Many major American corporations have initially chosen Delaware for their state of incorporation or have subsequently reincorporated in Delaware in a manner similar to that proposed.

         Previously Solar Satellite's principal activities were in its wholly-owned subsidiary, Document Plant, Inc., a Colorado corporation. With the reincorporation, the principal activities of GMSI will be in its wholly-owned subsidiary, The MediaWorx, Inc. These activities include end-to-end print management solutions, including digital asset management, on-line project tracking, on-line product catalog, prepress technologies, real-time inventory controls and budget and cost accounting systems. The implementation of the company's solution by customers creates a highly effective and efficient process or procuring and managing their media needs.

         After considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Delaware Law and Colorado Law, the Board of Directors concluded that the benefits of being incorporated in Delaware significantly outweigh the benefits and drawbacks of remaining in Colorado. In light of the foregoing, the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by changing the Company's state of incorporation from Colorado to Delaware effect a name change to Great Media Solutions, Inc. and creation of The MediaWorx, Inc. as its wholly - owned operating subsidiary. See "Comparison of Stockholder Rights" and "Possible Disadvantages of the Reincorporation Proposal."

COMPARISON OF STOCKHOLDER RIGHTS UNDER REINCORPORATION PROPOSAL

     Upon consummation of the Merger, the Company will be governed by Delaware Law and by the Certificate and New Bylaws. The provisions of the Certificate and New Bylaws are similar to the provisions of the Articles and Present Bylaws of the Company, except for those differences attributable to the differences between Delaware Law and Colorado Law and the following significant differences:

o the Certificate provides for the issuance of 30 million shares of GMSI Common Stock, compared to 100 million shares of Common Stock under the Articles; and

o the New Bylaws require stockholders who wish to submit stockholder proposals or to nominate directors to meet certain timing and informational requirements.




The following table compares in summary form a number of the provisions of the Company's Articles of Incorporation and Bylaws with the provisions of GMSI's
Certificate of Incorporation and Bylaws, as well as certain provisions of Colorado and Delaware law. The summary table is not a complete description of all of the differences between the Colorado Articles and Bylaws and the Delaware
Certificate and Bylaws, nor is it a complete description of the differences between the laws of the two states.





------------------------------ --------------------------------------------- ------------------------------------------

            Item                      Colorado                                          Delaware
------------------------------ --------------------------------------------- ------------------------------------------

Authorized shares                100 million common, 1                         30 million common, 5 million preferred.
                                 million preferred.

Restrictions on transfers        No similar provision in                       Certificate prohibits transfer of stock
                                 Articles or Bylaws.                           to any person or entity which owns,or
                                                                               would own after the transfer, more than
                                                                               4.9% of the common stock, unless
                                                                               approved by at least two-thirds of the
                                                                               Board of Directors.
Directors

   - number                      Currently 5, with number to be                5, with number to be between 3 and 9.
                                 9 or less.

   - term                        One year.                                     One year.

   - cumulative voting           Articles and Bylaws provide                   Certificate states that there is no
                                 for one vote per share.                       cumulative voting.
   - filling of
     vacancies                   By majority of the directors.                 By majority of the directors.

   - removal                     By majority vote of stockholders,             By majority vote of stockholders, with
     without cause               with or without cause.                        or without cause.

Preemptive rights                Articles state that there are no              Certificate states that there are no
                                 preemptive rights.                            preemptive rights.

Stockholder                      No provision in Articles or Bylaws.           Need to satisfy certain timing and information
nominations                                                                    requirements.

Stockholder                      No similar provision in Articles              Need to satisfy certain timing and
proposals                        or Bylaws.                                    information requirements.

Special meetings of              May be called by the Board  of                May be called by the Board of Directors,
stockholders                     Directors, the Chairman of the                Chairman of the Board or the
                                 Board or the  President.                      President.

Stockholder action               Colorado law permits action without           Delaware law permits action without a
without a meeting                a meeting if taken by all stockholders        meeting if taken by stockholders having
                                 entitled to vote.                             the minimum number of votes required to
                                                                               take the action at a meeting.


                                       6



Limitations on                   Directors and officers not liable except      Directors and officers not liable except
liability                        for (1) willful misconduct or (2) knowing     for (1) breach of duty of loyalty, (2)
                                 violation of criminal or securities laws.     acts not in good faith or which involve
                                                                               intentional misconduct or a knowing
                                                                               violation of the law, (3) unlawful payment
                                                                               of dividends or unlawful stock repurchases,
                                                                               or (4) transactions involving improper
                                                                               personal benefit.

Indemnification                  Bylaws provide for indemnification of         Certificate provides for indemnification
                                 directors and officers to the fullest         of directors, officers, employees and
                                 extent permitted by Colorado law.             agents to the fullest extent permitted
                                                                               by Delaware law.

Transactions  with               Colorado law restricts transactions           Delaware law restricts
interested                       a more than 10% stockholder,                  transactions with a 15% or
stockholders                     unless approved by a super-majority           more stockholder for a
                                 vote of disinterested stockholders            period of three years after
                                 or unless certain other conditions are        reaching  the 15% threshold,
                                 met (applicable to the Company                subject to certain  exceptions.
                                 since there are not less than 500             This provision
                                 of record.)                                   is inapplicable since the
                                                                               Stock is not quoted on the
                                                                               NASDAQ Stock System.



Limitation of voting             Colorado has a control share                  Delaware  has no similar  provision.
rights                           acquisition statute which limits the
                                 voting rights of stockholders who hold
                                 20% or more of the voting stock, if the
                                 corporation has 300 or more stockholders.

Franchise tax                    Colorado charges an annual registration       While Delaware charges a higher franchise
                                 fee of less than $1,000 per year.             tax, the Company will initially employ the
                                                                               alternative (an asset-based) tax method.
                                                                               Accordingly, the Company's tax is estimated
                                                                               to be $250 for its first full year of operations.



         Significant provisions of the Certificate and New Bylaws and certain differences between such new charter documents and the present charter documents of the Company are discussed below. Although it is impracticable to compare all of the aspects in which Colorado Law and Delaware Law differ, the following is a summary of certain significant differences between the provisions of these laws.

         The following discussion is not intended to be a complete statement of the differences affecting the rights of stockholders, but rather summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the Certificate and New Bylaws which are attached at Appendices B and C, respectively, to this Proxy Statement, and the Articles and Present Bylaws, copies of the latter being available for inspection at the Company's executive office or will be provided to stockholders upon request.

         Board of Directors. The New Bylaws provide that the Board of Directors of GMSI shall consist of not less than three nor more than nine directors, with the initial Board to consist of five persons. The Company's Board will continue to be constituted of five directors. Following the Merger, the then current directors of the Company will continue to serve as directors of GMSI.

         Cumulative Voting. Neither the Articles and Present Bylaws nor the Certificate and New Bylaws permit cumulative voting. Cumulative voting would entitle each stockholder to vote as many votes as he or she has shares of Common

Stock, multiplied by the number of directors to be elected at any stockholder meeting. If cumulative voting were permitted, the stockholder would be able to cast all votes for a single nominee or may distribute votes among as many nominees as such stockholder chooses. If available, cumulative voting could possibly allow holders of a significant minority of a corporation's stock to assure the election of one or more directors.

         Board Vacancies. Under the Present Bylaws and New Bylaws, any vacancies on the Board of Directors, however caused, and newly created directorships may be filled by a majority vote of the directors then in office, whether or not there is a quorum. Under the Present Bylaws and New Bylaws, any director selected to fill such a vacancy by the remaining members of the Board of Directors shall hold office for the remainder of the term to which the director has been selected and until such director's successor is elected and qualified.

         Removal of Directors. The Present Bylaws and New Bylaws provide that a director or the entire Board of Directors may be removed with or without cause by the affirmative vote of a majority of the shares of capital stock then outstanding and entitled to vote in an election of directors. The New Bylaws clarify that this ability to remove directors is subject to the rights of the holders of any future debt instruments and/or preferred stock to elect directors.

         Preemptive Rights. The Colorado Articles and the Delaware Certificate provide that stockholders do not have any preemptive rights for any shares of Common Stock or other securities of the Company or of GMSI. As a result, if the Company or GMSI was to issue any new shares or new class of stock, or securities convertible into any such stock, existing stockholders would not be entitled, as a matter of right, to subscribe for or purchase any of the new shares or securities unless the Company or GMSI elected to provide such opportunity.

         Special Meetings of Stockholders. The Present Bylaws and the New Bylaws provide that special meetings of stockholders may only be called by the Board of Directors, the Chairman of the Board of Directors or by the President of the Company. Stockholders are not authorized to call a special meeting.

         Stockholder Action Without a Meeting. Both Colorado and Delaware Law provide that any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by written consent of the stockholders without a meeting. Colorado Law requires that written consent be given by all of the stockholders entitled to vote on the action, while Delaware Law only requires written consent by stockholders having the minimum number of votes that would be necessary to take the action at a meeting, unless otherwise provided for in the Certificate of Incorporation. There are no provisions in either the Articles and Present Bylaws or the Certificate and New Bylaws with respect to action by the stockholders without a meeting.

         Limitations on Director and Officer Liability; Indemnification. The Certificate and Articles both contain a provision that eliminates or limits a director's and officer's personal liability for monetary damages to the fullest extent permitted by the Delaware Law and the Colorado Law, respectively. Delaware Law provides that a director (and any officer who exercises or performs powers or duties conferred or imposed by the Board) of GMSI shall not be liable for breach of his or her duty as a director, except for liability for: (1) any breach of the director's duty of loyalty to GMSI or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) under Section 174 of Delaware Law which imposes liability on directors for unlawful payment of dividends or unlawful stock repurchases; or (4) any transaction from which the director derived an improper personal benefit.

         The Articles eliminate a director's or officer's liability to the Company or its stockholders except to the extent such liability may not be limited under Colorado law. Under Colorado Law, in any proceeding brought by or on behalf of a stockholder of the Company or in the right of the Company, the damages assessed against an officer or director arising out of a single transaction, occurrence or course of conduct, shall not exceed the lesser of:
(1) the monetary amount, including the elimination of liability, specified in the articles of incorporation or, if approved by the stockholders, in the bylaws as a limitation on or elimination of the liability of the officer or director; or (2) the greater of (a) $100,000 or (b) the amount of cash compensation received by the officer or director from the Company during the twelve months immediately preceding the act or omission for which liability was imposed. However, an officer or director will be liable without limitation if he or she engaged in willful misconduct, knowing violation of criminal law or any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market of any security. The Certificate and the Articles each provide that the purpose of these provisions is to eliminate the liability of the directors and officers to the fullest extent permitted by law.

         Indemnification provisions contained in the Certificate and the Present Bylaws as governed by Delaware Law and Colorado Law, respectively, are similar except that the Present Bylaws do not provide for the indemnification of employees and agents. Both provisions generally allow for indemnification to the fullest extent permitted by law. In general, Delaware Law and Colorado Law permit a corporation to provide indemnification for officers and directors (among others such as employees, agents of the corporation or such person serving at the request of the Company) who is a party or is threatened to be made a party to any threatened or pending action, suit or proceeding (whether civil, criminal, administrative or investigative) against expenses, judgments, fines and amounts paid in settlement that are actually and reasonably incurred. Under Delaware Law, indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in the corporation's best interest, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Colorado Law, indemnification is permitted provided that (1) the director or officer conducted himself or herself in good faith; (2) the director or officer believed that his conduct was in the best interests of the Company or at least not opposed to such interests; and (3) in the case of a criminal proceeding, the director or officer had no reasonable cause to believe his conduct was unlawful. Indemnification is not permitted under Colorado Law (a) in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; or (b) in connection with any other proceeding charging improper personal benefit to such officer or director whether or not involving action in his official capacity, in which he was adjudged liable on the basis that a personal benefit was improperly received. Under Delaware Law and Colorado Law, before an officer or director may be indemnified, the indemnification must be approved either by a court, a majority of the disinterested directors (even though less than a quorum in Delaware), a committee of disinterested directors, independent legal counsel or stockholders.

         Colorado Law and Delaware Law both prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines such person is reasonably entitled to such indemnification. The rights to indemnification are not exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, the New Bylaws, agreement, vote of stockholders or disinterested directors, or otherwise.

         The New Bylaws also provide for the advancement of reasonable expenses incurred by a director, officer or employee of GMSI in defending any of the above actions, suits or proceedings and for the purchase of insurance on behalf of such persons by GMSI.

         Payments of Dividends. Dividends paid by the Company on its capital stock are governed by Colorado Law. Under Colorado Law, dividends may be declared and paid as determined by the Company's Board of Directors, provided that no dividends may be paid if, after giving effect to the distribution (1) the Company would not be able to pay its debts as they become due in the usual course of business, or (2) the Company's total assets would be less than the sum of its total liabilities plus any amount required to be paid to holders of preferred stock in the event of liquidation of the Company.

         After the Merger, the ability of GMSI to pay dividends on its capital stock will be limited by certain restrictions imposed upon corporations under Delaware Law. Under Delaware Law, dividends may be declared and paid out of capital surplus, or, in case there is no capital surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or the net profits from the preceding fiscal year. The distribution of dividends is not permitted by a Delaware corporation in the event the capital of such corporation shall have diminished by depreciation of property or losses to an amount less than the aggregate amount of the capital represented by issued and outstanding stock having a preference upon distribution of assets.

         The Board of Directors has no intention of paying dividends on the common stock in the foreseeable future.

         Stockholders' Inspection Rights. Under Delaware Law a stockholder may inspect a corporation's stock ledgers, the stockholders' list and its other books and records for any purpose reasonably related to such person's interest as a stockholder. Colorado Law and the Colorado Bylaws provide for stockholder inspection of the "corporate records" of Colorado corporations upon written demand of at least five business days prior to such inspection, provided that the requesting stockholder: (1) has been a stockholder of record for at least the six months preceding the written demand or a stockholder of record of at least 5% of the outstanding shares; (2) makes a demand in good faith and for a proper purpose; (3) describes, with reasonable particularity, the purpose and the records to be inspected; and (4) requests records that are directly connected with the purpose. Under Colorado Law, "corporate records" include the following: (a) excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of the stockholders, and records of action taken by the stockholders or board of directors without a meeting, to the extent permitted under statute; (b) accounting records of the corporation; and (c) the record of stockholders.

         Restrictions on Business Combinations with Principal Stockholders; Anti-takeover Statutes. Delaware Law and Colorado Law regulate transactions with major stockholders after they become major stockholders. Under Delaware Law, a Delaware corporation is prohibited from engaging in (1) mergers or consolidations, (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of its assets, and (3) issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder"), for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply in certain circumstances, including those transactions in which (1) prior to an interested stockholder owning 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder; (2) upon consummation of a transaction that resulted in a person or group becoming an interested stockholder, the person or group owned at least 85% of the voting stock other than stock owned by inside directors and certain employee stock plans; or (3) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approved the business combination. A Delaware corporation may exempt itself from the requirements of the statute on its certificate of incorporation, although GMSI has not done so. In addition, the statute does not apply to corporations whose stock is (1) not listed on a national securities exchange, (2) not authorized for quotation on the Nasdaq Stock Market, and (3) held of record by 2,000 or less stockholders. As a result, this statute will at least initially not be applicable to GMSI.

         Colorado Law contains a similar statute designed to provide Colorado corporations with additional protections against hostile takeovers. The Colorado Affiliated Transactions Act restricts certain transactions between a Colorado corporation and a holder of more than 10% of the corporation's outstanding voting stock, together with affiliates or associates thereof (an "interested stockholder"). For a period of three years following the date that a stockholder becomes an interested stockholder, the Colorado Affiliated Transactions Act generally prohibits the following types of transactions between the corporation and the interested stockholder (unless certain conditions, described below, are met): (1) mergers or share exchanges; (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions (in one or a series of transactions not in the ordinary course of business) having a total market value in excess of 5% of the corporation's consolidated net worth; (3) any guarantees by the corporation or any subsidiary thereof of indebtedness of any interested stockholder in an amount in excess of 5% of the corporation's consolidated net worth; (4) sales or other dispositions by the corporation or any subsidiary thereof of any voting shares of the corporation or any subsidiary thereof having a market value in excess of 5% of the total market value of the outstanding voting shares of the corporation to any interested stockholder or affiliate of any interested stockholder other than pursuant to a stock dividend or the exercise of rights or warrants offered proportionately to all holders of the class; (5) the dissolution of the corporation if proposed by or on behalf of an interested stockholder; and (6) any reclassification of securities, including any reverse stock split, or recapitalization of the corporation, or any merger of the corporation with any of its subsidiaries or any distribution or other transaction which has the effect directly or indirectly of increasing by more than 5% the percentage of the outstanding voting shares of the corporation or any of its subsidiaries beneficially owned by any interested stockholder, unless the affiliated transaction is approved by (a) a majority (but not less than two) of the disinterested directors, and (b) two-thirds of the disinterested voting shares.

         After the initial three-year restriction on affiliated transactions has expired under the above Colorado Law, an affiliated transaction must be approved by the holders of at least two-thirds of the disinterested voting shares, unless the particular affiliated transaction (1) has been approved by a majority of the disinterested directors; (2) meets the rigorous fair price requirements of the Colorado Affiliated Transactions Act; or (3) qualifies for one of the statutory exemptions. A Colorado corporation may exempt itself from the requirements of the statute in its articles of incorporation. In this regard, the Company has not exempted itself from the provisions of the Colorado Affiliated Transactions Act.

         Colorado Law also contains a control share acquisition statute, which requires an interested investor who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested stockholders before it may fully exercise its voting rights. Under this statute, certain notice and informational filings and stockholder meeting and voting procedures must be followed in order for the interested investor to be able to vote the shares acquired in a "control share acquisition," which is generally defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (1) one-fifth or more but less than one-third of such voting power; (2) one-third or more but less than a majority of such voting power; or (3) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by a majority of all votes entitled to be cast for the election of directors, excluding the combined voting power of the "interested shares" (generally, the shares held by the intended acquirer and the employee directors and the officers of the issuer). A Colorado corporation may include a provision in its articles of incorporation or bylaws exempting the corporation from Colorado's control share acquisition statute, although the Company has not done so. In addition, this statute does not apply to corporations with less than 300 stockholders. Delaware Law does not contain any similar type of statute.

         Consolidation, Merger, Share Exchange and Transfer of Assets. In addition to the anti-takeover provisions discussed above, Colorado Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by a two-thirds vote of the voting power of the corporation. Delaware Law does not require stockholder approval in the case of asset and share acquisitions and, in general, requires approval of mergers and disposition of substantially all of a corporation's assets by a majority vote of the voting power of the corporation.

         Amendment of the Present Bylaws and New Bylaws. The Present Bylaws provide for amendment by the Board of Directors or otherwise as provided by Colorado Law, which states that the stockholders also have such authority. The New Bylaws provide for amendment by the affirmative vote of a majority of directors or at least a majority of the outstanding shares of capital stock of GMSI as well as such additional vote of preferred stock as may be required by the provisions of any series thereof.

         Amendment of the Certificate and Articles. The Certificate provides that no amendment, addition, alteration, change or repeal shall be made unless it is first approved by the Board of Directors of GMSI pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and is thereafter approved by the holders of at least two-thirds of the shares entitled to vote generally in an election of directors, as well as such additional vote the preferred stock as may be required by the provisions of any series thereof. Notwithstanding the preceding sentence, any amendment to the Certificate recommended for adoption by at least two-thirds of the entire Board of Directors (including any vacancies) shall, to the extent the Delaware Law requires stockholder approval of such amendment, require the affirmative vote of a majority of the shares entitled to vote generally in an election of directors, as well as such additional vote of the preferred stock as may be required by the provisions of any series thereof.

         The Board of Directors may propose and adopt amendments to the Articles as permitted under Colorado Law. For any amendment which requires stockholder approval, the Board of Directors must first act upon the amendment and thereafter the amendment must receive the affirmative vote of at least two-thirds of all the votes entitled to be cast by each voting group.

         Stockholders' Rights in Certain Transactions. Colorado Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Colorado corporation has the right to demand and receive payment of the fair value of the stockholder's stock if the corporation engages in any of the following transactions and stockholder approval of the transaction is required:
(1) a merger of the corporation with another corporation; (2) an exchange of the stockholder's stock for stock in another corporation; or (3) a sale or exchange of substantially all of the corporation's assets.

         In order for a stockholder to perfect his dissenters rights, such stockholder must file with the corporation prior to the vote a notice of his intent to demand payment demand in writing for the fair cash value of his shares. Colorado Law provides that the right to fair value does not apply, with certain exceptions, if (1) the stock is listed on a national securities exchange or the Nasdaq Stock Market or (2) the stock is held by at least 2,000 record stockholders. Dissenters' rights are available to the Company's stockholders in connection with the Merger.

         See "-Dissenters' Rights of Appraisal" and "Procedure to Exercise Dissenters Rights."

         Delaware Law provides similar rights in the context of a merger or consolidation only. Such rights are not available, however, with respect to the merger of a parent corporation with a wholly owned subsidiary corporation.

         Anti-takeover Effects. Many of the provisions contained in the Certificate and New Bylaws and under Delaware Law are similar to the provisions contained in the Articles and Present Bylaws and under Colorado Law. These provisions could have the effect of discouraging an acquisition of the Company or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of the Company's Common Stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage all attempts to acquire control not approved by the Board of Directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL

         The Company currently pays a registration fee in Colorado of less than $1,000 per year. Delaware imposes significantly greater annual franchise taxes and other fees on corporations incorporated in Delaware. The annual franchise tax for a Delaware corporation is calculated either by the authorized number of shares or assumed capital methods, with the lesser tax being payable. Based on the Company's total assets at September 30, 2002 and the anticipated number of shares of Common Stock to be issued and outstanding following reincorporation, the associated tax in Delaware (using the alternative asset-based method) is estimated to be less than a $250 during its first full year of operations. Given the large number of shares issued and/or authorized, that initial advantage may be lost once the Company achieves contemplated profitability.

         Despite the belief of the Company's Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions in the Articles and the New Bylaws and under Delaware Law may be viewed as having an anti-takeover effect.

TAX CONSEQUENCES

         Consummation of the Merger is subject to the Company's receipt of an opinion from its special counsel, Carl N. Duncan, Esq. , to the effect that :
(1) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; (2) the basis and holding period for the stock of GMSI received by the stockholders of the Company in exchange for Common Stock of the Company will be the same as the basis and holding period of the stock of the Company exchanged therefor; and (3) no gain or loss will be recognized for federal income tax purposes as a result of the Merger by the Company or GMSI. State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

DISSENTERS' RIGHTS OF APPRAISAL

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under Colorado Law and is qualified in its entirety by the full text of the pertinent sections of the Colorado Law. The Dissenters' Code Provisions in its entirety as Appendix D to this proxy
statement.   Any  stockholder  of  the  Company  who  desires  to  exercise  his dissenters' rights should review carefully The Dissenters' Code Provisions and is urged to consult a legal advisor before electing or attempting to exercise his rights. All references in The Dissenters' Code Provisions to a "stockholder" and in this summary to a "Company stockholder" or a "holder of Company Common Stock" are to the record holder of shares as to which dissenters' rights are asserted.

         Subject to the exceptions stated below, holders of Company Common Stock who comply with the applicable procedures of The Dissenters' Code Provisions summarized below will be entitled to dissenters' rights under pertinent Colorado code provisions. Voting against, abstaining from voting or failing to vote on approval and adoption of the proposed reincorporation will not constitute a demand for appraisal within the meaning of The Dissenters' Code Provisions

         Company stockholders electing to exercise dissenters' rights under The Dissenters' Code Provisions must not vote for approval of the proposed reincorporation. A vote by a stockholder against the merger is not required to exercise dissenters' rights. However, if a stockholder returns a signed proxy but does not specify a vote against the proposed reincorporation or a direction to abstain, the proxy, if not revoked prior to the annual meeting, will be voted for approval of the proposed reincorporation, which will have the effect of waiving that stockholder's dissenters' rights.

         What Are  Dissenters'  Rights?  Company  stockholders  who  follow  the procedures of The Dissenters' Code Provisions will be entitled to receive from the Company the fair value of their shares, plus accrued interest from the Effective Date, as determined immediately before the completion of the reincorporation. Fair value takes into account all relevant factors but excludes any appreciation or depreciation in anticipation of the reincorporation unless exclusion would be inequitable. Company stockholders who elect to exercise their dissenters' rights must comply with all of the procedures to preserve those rights.

         Shares Eligible for Dissenters' Rights. Generally, if you choose to assert your dissenters' rights, you must dissent as to all of the shares you own. The Dissenters' Code Provisions distinguishes between record holders and beneficial owners. You may assert dissenters' rights as to fewer than all the shares registered in your name only if you are not the beneficial owner of all of the shares and you (1) dissent with respect to all of the shares beneficially owned by any one person and (2) notify the Company in writing of the name and address of each person on whose person you assert dissenters' rights.

         Record Holder Who is Not the Beneficial Owner. A record holder may assert dissenters' rights on behalf of the beneficial owner. If you are a registered owner and you wish to exercise dissenters' rights on behalf of the beneficial owner, you must disclose the name and address of the person or persons on whose behalf you dissent. In that event, your rights shall be determined as if the dissenting shares and the other shares were registered in the names of the beneficial holders.

         Beneficial Owner Who is Not the Record Holder. A beneficial owner of Company Common Stock who is not also the record holder may assert dissenters' rights. If you are a beneficial owner who is not the record holder and you wish to assert your dissenters' rights, then you must submit a written consent of the record holder to the Secretary of the Company no later than the time you assert your dissenters' rights. You may not dissent with respect to some but less than all of the shares you own.

PROCEDURE TO EXERCISE DISSENTERS' RIGHTS

         Notice of Intention to Dissent. If you wish to exercise your dissenters' rights, you must follow the procedures set forth in Appendix D. You must file a written notice of intention to demand the fair value of your shares with the Secretary of Company prior to the vote, but in no event later than the annual meeting. You must refrain from voting your shares for the adoption of the reincorporation.

         Notice of Approval and Your Notice to Us. If the Company stockholders approve the reincorporation, we will mail a notice to all dissenters who filed a notice of intention to dissent prior to the vote on the reincorporation proposal and who refrained from voting for the adoption of the reincorporation. The
Company expects to mail the notice of approval within 10 days after the reincorporation is completed. The notice of approval will state where and when a demand for payment must be sent and where the certificates for eligible shares must be deposited in order to obtain payment. The notice of approval will also supply a form for demanding payment which includes a request for certification of the date on which the holder, or the person on whose behalf the holder dissents, acquired beneficial ownership of the shares. The demand form will be accompanied by a copy of The Dissenters' Code Provisions.

         If you assert your dissenters' rights, you must ensure that the Company receives your demand form and your certificates on or before the demand deadline, which will be between 30 and 60 days after the above notice from the Company is delivered. All mailings to the Company are at your risk. Accordingly, we recommend that your notice of intention to dissent, demand form and stock certificates be sent only by certified mail, overnight courier or hand delivery.

         If you fail to file a notice of intention to dissent, fail to complete and return the demand form, or fail to deposit stock certificates with the Company, each within the specified time period, you will lose your dissenters' rights under The Dissenters' Code Provisions. You will retain all rights of a stockholder, or beneficial owner, until those rights are modified by completion of the reincorporation.

         Payment of Fair Value by the Company. Upon timely receipt of the completed demand form, The Dissenters' Code Provisions requires us to pay to dissenters who complied with the above procedures the amount we estimate to be the fair value for such dissenting shares, plus accrued interest, if the dissenter beneficially owned the shares on or before the Company's first public announcement of the proposed reincorporation. If the dissenter acquired beneficial ownership after that date, then the Company may elect to withhold payment and instead offer to pay to the dissenter the Company's estimate of the fair value of the shares, plus accrued interest.

The Company's remittance or offer will be accompanied by:

o the Company's balance sheet as of December 31, 2002, the statements of income and changes in stockholders' equity of the Company for the fiscal year ended December 31, 1999, and the latest available interim financial statements;

o a statement of how the Company estimated the fair value of the shares and how the interest was calculated; and

o notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of The Dissenters' Code Provisions.

         Dissenting Stockholders Estimate of Fair Value or Interest. If you disagree with our estimate of the fair value of your shares or how the interest was calculated, you may send to us your own estimate of the fair value of the shares and the amount of interest due. Such estimate shall be deemed a demand for payment of the amount of the deficiency. If you do not file your estimate within 30 days after the Company made or offered payment for your shares, then you will only be entitled to the amount stated in the notice or remittance to you by the Company.

         Resort to Court Action. If your demand for additional payment remains unsettled, then the Company will commence a proceeding within 60 days after receiving the payment demand, requesting the court to determine the fair value of the shares and accrued interest. In the court proceeding, all dissenters, wherever residing, whose demands have not been settled will be made parties to any such appraisal proceeding. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. Each dissenter made a party will be entitled to recover an amount equal to the fair value of the dissenter's shares, plus interest, or if the Company previously remitted any amount to the dissenter, any amount by which the fair value of the dissenter's shares is found to exceed the amount previously remitted, plus interest.

         If we fail to commence a proceeding, any dissenter who made a demand and who has not already settled his claim against us within the 60-day period after the reincorporation shall be paid the amount demanded.

         Costs and Expenses of Court Proceedings. The costs and expenses of the court proceedings, including the reasonable compensation and expenses of any appraisers appointed by the court, will be determined by the court and assessed against the Company. The court may, however, assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in making their payment demand.
If we fail to comply substantially with the requirements of Article 15, the court may assess fees and expenses of experts, excluding counsel, for the parties as it deems appropriate against us and in favor of any or all dissenters. The court may assess fees and expenses of experts, excluding counsel, against either the Company or a dissenter, if the court finds that a party acted in bad faith. If the court finds that the services of counsel for any dissenter substantially benefited other dissenters similarly situated, it may award counsel reasonable fees to be paid out of the amounts awarded to the dissenters who benefited.

ABANDONMENT

         Notwithstanding a favorable vote of the stockholders, the Company reserves the right by action of its Board of Directors to abandon the proposed reincorporation prior to the Effective Date of the Merger if it determines that such abandonment is in the best interests of the Company.

VOTE REQUIRED FOR THE PROPOSAL TO REINCORPORATE AS A DELAWARE CORPORATION

         Pursuant to Colorado Law, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Merger to effectuate the reincorporation of the Company in Delaware. Approval of the Reincorporation Proposal by stockholders of the Company will constitute adoption of the Agreement and approval of the Merger, the Certificate and the New Bylaws.

A MAJORITY OF THE BOARD OF DIRECTORS HAS APPROVED THE REINCORPORATION PROPOSAL AND THE MERGER WHICH WILL EFFECTUATE THE PROPOSED REINCORPORATION AND RECOMMENDS A VOTE FOR APPROVAL OF THE REINCORPORATION PROPOSAL.





--------------------------------------------------------------------------------
           PROPOSAL 3: APPROVAL OF THE 2002-2003 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors has adopted the 2002-2003 Stock Incentive Plan (the "Option Plan"), which is designed to attract and retain qualified personnel in key positions, provide directors, officers, key employees and consultants with a proprietary interest in the Company and as an incentive to contribute to the success of the Company, and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended ("Code") ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any of its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of grant.

DESCRIPTION OF THE OPTION PLAN

The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix E.

         Administration. The Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The current members of the Committee are Edward G. Broenniman and Vincent Mallardi.

         Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. The per share exercise price of both an incentive stock option and a compensatory option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted (or 110% of fair market value in the case of incentive stock options granted to any employees who own more than 10% of the outstanding Common Stock).

         All options granted to participants under the Option Plan shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company, including service as a non-employee director, is terminated. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company or service as a non-employee director because of his death, disability or retirement. In addition, all outstanding options shall become immediately vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Option Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service terminates, unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless specifically provided otherwise, (1) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement (or such longer period as may otherwise be provided) to exercise such options, and (2) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten-year term (or five-year term for certain incentive stock options) of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death. In no event shall any option be exercisable more than ten years from the date it was granted.

         Stock options are generally non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, shall be exercisable only by such optionee or his guardian or legal representative. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares  purchased  upon the exercise of options may be made
(1) in cash or by check, (2) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or(3)if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to sub-clause (3) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

         If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee who is a non-employee director or an executive officer can elect, with the Committee's concurrence, to defer the recognition of ordinary income resulting from the exercise of any compensatory option not transferred under the terms of the Option Plan. Such deferral must comply with the provisions of the Option Plan and other requirements as may be established by the Board of Directors.

         Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of the shares of Common Stock subject to the option over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or, with respect to compensatory options, at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the Option Plan.

         Number of Shares Covered by the Option Plan. The number of shares of Common Stock reserved for future issuance pursuant to the Option Plan equals the lesser of 15% of the then issued and outstanding shares of Common Stock and Preferred Stock on an if converted basis (as may be increased from time to time) or 750,000 shares of Common Stock. Based on the 7,454,734 shares of common Stock and Preferred Stock on an if converted basis outstanding as of the date of this Proxy Statement, 15% of the number of shares outstanding would initially be reserved under the Option Plan or 1,118,210 shares. If and when the current options held by employees and/or directors are converted, GMSI would have at least 412,684 shares of common stock issued.

         In the event of a stock split, subdivision, stock dividend or any other capital adjustment, then (a) the number of shares of Common Stock under the Option Plan, (b) the number of shares to which any Award relates, and (c) the exercise price per share under any option or stock appreciation right shall each be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

         As of September 30, 2002, the Company's non-employee directors held compensatory options for 60,000 shares of Common Stock. 20,000 of these options have an exercise price of $3.13 per share and the other 40,000 have an exercise price of $1.29 per share.

         Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Compensation Committee expects to grant options to executive officers, employees and non-employee directors of the Company. It is currently anticipated that each of the non-employee directors will be granted compensatory stock options and each executive officer will be granted incentive stock options, although the amounts have not yet been determined. Other than as set forth above, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

         The Company has a total of two employees and three non-employee directors who may be entitled to receive Awards under the Option Plan. The closing price for the Common Stock was ___ per share on November ___, 2002.

         Amendment and Termination of the Option Plan. The Board of Directors may at any time terminate or amend the Option Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable. The Board of Directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Option Plan except as specifically authorized by the Option Plan.

         Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from October __, 2002, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

FEDERAL INCOME TAX CONSEQUENCES

         Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. With respect to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception, (1) it must be paid solely on account of the attainment of one or more pre established, objective performance goals; (2) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (3) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (4) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

         Treasury regulations provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:


(1) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (2) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (3) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

         The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Company also does not expect the compensation for its covered executives to exceed the $1.0 million threshold. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

                              ACCOUNTING TREATMENT

         Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

STOCKHOLDER APPROVAL

         No awards  will  become  exercisable  under the Option  Plan unless the

Option Plan is approved by stockholders. Stockholder approval of the Option Plan will also satisfy the requirements of the Nasdaq Stock Market and the Code.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 2002-2003 STOCK INCENTIVE PLAN.





--------------------------------------------------------------------------------
 PROPOSAL 4: ELECTION OF STEVE DURLAND, CPAS, P.C. AS INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

GENERAL

         The Board of Directors of the Company has appointed Steve Durland & Company, CPA's, P.A. as independent auditors for the year ending December 31, 2002. Representatives of Steve Durland & Company, CPA'S, P.A. are expected to be present at the Annual Meeting to response to appropriate questions and will have an opportunity to make a statement if they desire to do so.

         Steve Durland & Company, CPA'S, P.A. has advised the Company that neither that firm nor any of its associates has any relationship with the company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. In determining whether to appoint Steve Durland & Company, CPA'S, P.A. as the Company's auditors, the company's Audit committee considered whether the provision of services, other than auditing services, by Steve Durland & Company, CPA'S, P.A. is compatible with maintaining the auditor's independence. In addition to performing auditing services, the company's auditors performed tax compliance and consultation and accounting consultation services for the Company in 2002. The audit committee believes that Steve Durland & Company, CPA'S, P.A.'s performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

The aggregate amount of fees billed by Steve Durland & Company, CPA'S, P.A. for its audit of our annual financial statements for 2002 and for its reviews of our unaudited interim financial statements included in reports filed by the Company under the 1934 Act since the Company was merged in December 2001 was $12,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

The Company did not engage or pay any fees to Steve Durland & Company, CPA'S, P.A. with respect to the provision of financial information systems design and implementation services during 2001.

ALL OTHER FEES

The aggregate amount of fees billed by Steve Durland & Company, CPA'S, P.A. for all other services rendered to us since the Company was merged in December 2001 was $1,375. These services consisted primarily of tax compliance and consultation and accounting consultation services for the Company in 2001.

CHANGES IN AUDITORS

         The Company's prior independent auditors were AJ Robbins, PC, Denver, Colorado. As of December 7, 2001, the date of the merger, the company dismissed AJ Robbins, PC and engaged Durland & Associates as its independent certified public accountants. (Need to check with Steve whether certified) The decision to change auditors was recommended and approved y the company's audit committee and ratified by the Company's Board of Directors.

         During the previous years preceding the dismissal of AJ Robbins, there were no disagreements on any matter of accounting principals, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the firm, would have caused the firm to make a reference to the subject matter of the disagreements in connection with its reports.

                            SUPPLEMENTAL DISCLOSURES

SUMMARY EXECUTIVE COMPENSATION

         Lawrence J. Hoffman received 240,000 shares of unrestricted stock (see Independent Contractor Agreement below) and Linda A. Broenniman received 210,000 shares of unrestricted stock (see Independent Contractor Agreement below) as compensation for management/executive services from April 2002- April 2003. These stock issuances were the subject of a Form S-8 Registration Statement in October 2002.

         Prior to the April 2001 contracts, Mr. Prince and Ms. Broenniman received warrants for management consulting services. At the time, Mr. Prince and Ms. Broenniman served as employees of HFS Consulting, LLC. These warrants, representing 257,609 shares with an exercise of $0.01 and an expiration date of 2009, were assigned to HFS Consulting, LLC.


                            FISCAL     SALARY/          BONUS/       STOCK
WHOLLY OWNED SUBSIDIARY     YEAR    CONSULTING FEE   COMMISSION    Options(1)(2)
-----------------------             --------------   ----------    -------------

     Frank Felker           2000    $120,000
                            2001    $120,000
    * Partial year          2002     $40,000

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock options granted to directors, and officers during the fiscal year ended December 31, 2001.

                                Individual Grants
                                -----------------

                       Number of        % of Total
                        Securities      Options Granted   Exercise
                       Underlying        Employees in       Price     Expiration
 Name                 Options Granted    Fiscal Year      per Share       Date
--------              ---------------   ---------------   ---------   ----------
Edward G. Broenniman           20,000             18.5%       $1.29         2011
Vincent Mallardi               20,000             18.5%       $1.29         2011

(1) These options are exercisable for ten years.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTIONS/SAR VALUE TABLE

         No stock options and/or free standing SAR were exercised during the last fiscal year.

PENSION ARRANGEMENTS

         The Company does not have a pension plan nor a profit sharing plan.

DIRECTORS' COMPENSATION AND CONSULTING AGREEMENTS

         The directors of the Company were not compensated for their services as such.

INDEPENDENT   CONTRACTOR   AGREEMENT  WITH  OUR  CHIEF  EXECUTIVE   OFFICER  AND
PRESIDENT/CFO

         The Company has entered into agreements with Lawrence J. Hoffman for the Chief Executive Officer position and Linda A. Broenniman for the positions of President and Chief Financial Officer. See "Risk Factors -- Dependence on




Management." Under these agreements (which expires April 9, 2003) Mr. Hoffman was paid 240,000 shares of free trading common stock and Ms. Broenniman was paid
210,000 shares of free trading common stock registered pursuant to a Form S-8 declared effective October ___, 2002.

         Our counsel has advised us that we have a fiduciary responsibility for the safekeeping and use of all company assets. Management is accountable to each shareholder and required to exercise good faith and integrity with respect to our affairs. (For example, management cannot commingle our property of any other person, including that of any current or future member of management.) The SEC has stated that, to the extent any exculpatory or indemnification provision includes indemnification for liabilities arising under the Securities Act of 1933,it is the opinion of the SEC that this indemnification is contrary to public policy and, therefore, unenforceable. Shareholders who believe that our management may have violated applicable law regarding fiduciary duties should consult with their own counsel as to their evaluation of the status of the law at that time.

         According to federal and state statutes, including the Colorado General
Corporation Law, shareholders in a corporation have the right to bring class action suites in federal court to enforce their rights under federal securities laws. Shareholders who have management where the losses result from a violation of SEC rules. It should be noted, however, that it would be difficult to establish a basis for liability that we have not met these SEC standards. This is due to the broad discretion given the directors and officers of a corporation to act in our best interest.

         See "Summary  Executive  Compensation"  and "Certain  Relationships and
Related Transactions with Directors and Executive Officers."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Edward G.  Broenniman  is Chairman of the  Compensation  Committee  and
Vincent  Mallardi  is  its  other  member.  Mr.  Broenniman  is  married  to Ms.
Broenniman, the Company's President and Chief Financial Officer. Deliberations concerning Ms. Broenniman's compensation were carried out by Mr. Mallardi and Mr. Hoffman.

         For   information   regarding   certain   transactions,   see  "Certain
Relationships and Related Transactions with Directors and Executive Officers."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of October 31, 2002, the shareholder record date, information with regard to ownership of the Company's common stock by (1) each beneficial owner of 5% or more of our common stock, based on filings with the SEC; (2) each executive officer named in our "Summary Executive
Compensation"; (3) each of our directors; and (4) all of our executive officers and directors as a group:

  ------------------------------- ------------ ------------- -------------------- ------------ ------------
               NAME                POSITION       COMMON     PREFERRED SHARES *      STOCK      WARRANTS
                                                  SHARES       (AS CONVERTED)       OPTIONS
  ------------------------------- ------------ ------------- -------------------- ------------ ------------

  Lawrence J. Hoffman for HFS                     1,308,000            1,165,946            0            0
  Venture Fund I LLLP
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Lawrence J. Hoffman             Officer &         347,609                    0       20,000      660,240
  (Individual)                    Director
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Lawrence J. Hoffman as for                                                   0            0      150,000
  HFS Consulting LLC
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Linda A. Broenniman             Officer &         210,000                    0            0            0
                                  Director
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Vince Mallardi                  Director                0                    0       20,000       20,000
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Andrew S. Prince                Director                0                    0            0        4,000
  ------------------------------- ------------ ------------- -------------------- ------------ ------------
  Edward G. Broenniman            Director                0                    0       20,000            0
  ------------------------------- ------------ ------------- -------------------- ------------ ------------


* The Company's preferred B stock (582,973 shares) is convertible into 2 common shares for each convertible share and has full voting rights equal to their converted number of shares. The equivalent number of common shares is 1,165,946.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         Mr. Hoffman is the Managing Member of HFS Ventures I LLC, the General Partner of HFS Venture Fund I LLLP, which owns 1,268,000 shares of Solar Satellite common stock, and 582,973 shares of the Company's Preferred B stock which is convertible into 2 common shares for each convertible share and has full voting rights equal to their converted number of shares. The Fund is also entitled to hold one board seat, served by Mr. Hoffman.

         Mr. Hoffman is Chairman and CEO of HFS Capital LLC. HFS Capital entered into an agreement with Solar Satellite Communication to act as a financial advisor and investment banking representative in connection with the exploration of potential strategic transactions, including private equity offerings and a subsequent public entity offering, and effecting mergers and acquisitions of print brokers and other media related companies. In consideration for these services, Solar Satellite is to pay HFS Capital a contingent fee on the receipt of funds from a financing transaction and upon the closing of a merger-acquisition transaction. In addition to a cash fee, HFS is entitled to receive warrants to purchase shares equal in number to 10% of the shares being offered as part of the financing transaction, at the same exercise price and term associated with the financing transaction.

         Mr. Hoffman is Chairman and CEO of HFS Consulting LLC. HFS Consulting provides management services for the Company. See "Employment Agreement with Our Chief Executive Officer and President/CFO".

         Mr. Hoffman was instrumental in providing the following bridge loans for the Company. In consideration , Mr. Hoffman received convertible notes and warrants:

         o    $38,000 in August, 2001 from Lawrence J. Hoffman
         o    $12,000 in August, 2001 from Lawrence J. Hoffman
         o    $75,000 in August, 2001 from Lawrence J. Hoffman
         o    $103,000 in December, 2001 from HFS Venture Fund I LLLP
         o    $300,000 in April, 2002 from B & H Investments, in which Lawrence
              J. Hoffman is a 50% member.

         The Company has a letter of understanding with Vincent Mallardi, a Member of the Board of Directors. The letter for a cash fee (2% of acquisition price) and warrants paid for acquisitions which Mr. Mallardi brings to the Company.

         Because of certain statutory and case law relating to broad discretion granted management of a company, typically directors and officers of a corporation are indemnified by and have limited monetary liability to its shareholders. Failure of management to satisfy its fiduciary responsibility to shareholders could subject management to certain claims. The following inherent or potential conflicts of interest should be considered by prospective investors before subscribing for shares.

         While we may enter into transactions with affiliates in the future, we intend to continue to enter into such transactions only at prices and on terms no less favorable to us than transactions with independent third parties. In that context, we will require any director or officer who has a pecuniary interest in a matter being considered to recuse themselves from any negotiations. In any event, any debt instruments in the future are expected generally to prohibit us from entering into any such affiliate transaction on other than arm's-length terms. In addition, a majority of the Board is, and must continue to be, neither an officer nor may such person have a pecuniary interest, other than as a shareholder or director, in any transactions with us. In turn, commencing immediately, a majority of the independent Board of Directors members, defined as having no pecuniary interest in the transaction under consideration, will be required to approve all matters involving interested parties. It is expected that additional independent director(s) will be added to the Board. Moreover, an independent stock transfer agent has been appointed to assure proper issuance of stock to shareholders.

         At the current time, we have no provision to issue any additional securities to management, promoters or their respective affiliates or associates. At such time as the Board of Directors adopts an employee stock option or pension plan, any issuance would be in accordance with the terms thereof and proper approval. Although we have a very large amount of authorized but unissued common stock which may be issued without further shareholder approval or notice, we intend to reserve such stock for certain offerings contemplated for continued expansion, acquisitions and properly approved employee compensation at such time as such plan is adopted.

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES

         Durland & Company, CPAs, P.C. has been selected as the Company's independent public accountants and auditors for 2002. See also Proposal 6 to this Proxy Statement relating such form's selection as independent accountants. The Board of Directors expects that representatives of Durland & Company, CPAs, P.C. will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001. The Board of Directors has also discussed with Durland & Company, CPAs, P.C. the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Durland & Company, CPAs, P.C. described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Durland & Company, CPAs, P.C. their independence. Based on the reviews and discussions described herein, the Board of Directors has included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended October 31, 2002 filed with the Securities and Exchange Commission.

AUDIT FEES

         The aggregate fees billed in 2002 for professional services rendered for the audit of our annual financial statements for the year ending December 31, 2001 and the reviews of our financial statements included in all Forms 10-Q for 2002 through September 30, were $12,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We made no payments to Durland & Company, CPAs, P.C. in 2002 for professional services relating to financial information systems design and implementation.

ALL OTHER FEES

         The aggregate fees billed in 2002 for services rendered by Durland & Company, CPAs, P.C., other than the services described in this Proxy Statement under the headings "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, were approximately $1375. These fees relate primarily to consulting on compliance with SEC and other regulations. The Board of Directors considers the provision of these services to be compatible with maintaining the independence of Durland & Company, CPAs, P.C.


                                  OTHER MATTERS

PERIODIC REPORTS

         The Company's Annual Report on Form 10-KSB for the year ending December 31, 2001 filed by the Company with the SEC, as being provided to you with this Proxy Statement. ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT SUCH FORM 8-K/A AND THE MOST RECENT FORM 10-QSB ARE NOT BE REGARDED AS A PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH A SOLICITATION OF PROXIES IS TO BE MADE. THESE REPORTS MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE SECRETARY OF THE COMPANY, 1895 Preston White Drive - - Suite 250, Reston, Virginia 20191, TELEPHONE: (703) 860-6580.

         Copies of the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 1999 and Quarterly report on Form 10-QSB for the quarter ended March 31, 2002 accompany this Proxy Statement. The Form 10-KSB/A includes a list of the exhibits that have been filed with the Securities and Exchange Commission under the 1934 Act. The Form 10-KSB/A and the Form 10-QSB are not part of the proxy solicitation materials, except as set forth below under "Documents Incorporated by Reference".

OTHER BUSINESS

         The Company does not know of any other business that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

DELEGATED AUTHORITY

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of shareholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

PROPOSALS FOR 2003 ANNUAL MEETING

         Any shareholder wishing to submit a proposal for inclusion in the Information Statement for the Company's Annual Meeting in 2002 pursuant to the shareholder proposal rules of the SEC should submit the proposal in writing to Linda Broenniman, President Great Media Solutions, Inc. The Company must receive a proposal by June 30, 2003 in order to consider it for inclusion in the Proxy Statement with respect to the 2003 annual meeting.

         In addition, the Company's By-laws require that shareholders give advance notice and furnish certain information to the Company in order to bring a matter of business before an annual meeting or to nominate a person for election as a director. Any communication relating to those By-law provisions should be directed to Linda Broenniman at the above address.

DOCUMENTS INCORPORATED BY REFERENCE

         The following portions of the Company's accompanying Annual Report on Form 10-KSB/A for the year ended December 31,2001 are incorporated herein by reference:

(a) Item 6.  Management's  Discussion and analysis on pages ___ through ___; and
(b) Item 7. Financial Statements on pages ___ and ___ through ___.

         In addition, the consolidated financial statements, notes to consolidated financial statements and the management's discussion and analysis of financial condition and results of operations on pages 10-15 of the Company's accompanying Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 are incorporated herein by reference.

                          ----------------------------

               PLEASE PROMPTLY SIGN, DATE AND RETURN YOUR PROXY IN

                       THE ENCLOSED POSTAGE PAID ENVELOPE.
                          ----------------------------

               SOLAR SATELLITE COMMUNICATION, INC. REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOLAR SATELLITE COMMUNICATION, INC. FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER__________, 2002, AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 1895 Preston White Drive - Suite 250, Reston, Virginia 20190 on November ________, 2002 at 10:30 A.M., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would posses if personally present, as follows:

1. Election of Directors

        FOR all nominees listed below           WITHHOLD authority to vote
          (except as marked to the              for all nominees listed below
           contrary below)

Nominees for one-year term: Laurence J. Hoffman, Linda A. Broenniman, Vincent Mallardi, Edward G. Broenniman and Suzanne E. Bartel

To withhold authority to vote for some but not all of the nominees, write the name of the nominee(s) in the space provided:
                                              ----------------------------------

2. To reincorporate the company in Delaware, terminating its incorporation in Colorado (and simultaneously effecting a name change to Great Media Solutions, Inc.) as well as create, as its wholly-owned operating subsidiary The MediaWorx, Inc.
                               FOR AGAINST ABSTAIN

3. To approve the 2002-2003 Stock Incentive Plan.

                               FOR AGAINST ABSTAIN

4. Ratification of the appointment of Steve Durland & Company, CPA'S, P.A.

                               FOR AGAINST ABSTAIN

         The Board of Directors recommends that you vote FOR the Board of Directors' nominees and FOR each of the proposals listed above. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, FOR proposals 2 and 5 and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Solar Satellite Communication, Inc. called for November ________________, 2002, a Proxy Statement for the Annual Meeting and the 2002 Annual Report on Form 10-KSB.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

Date: November ___, 2002                  Signature(s) _________________________


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of November ___, 2002, by and between Solar Satellite Communication, Inc., a Colorado corporation (the "Company"), and Great Media Solutions, Inc., a Delaware corporation ("GMSI").

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Colorado;

WHEREAS, GMSI is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the Company has authority to issue 100,000,000 shares of common stock, $.001 par value per share (the "Company's Common Stock"), of which 6,436,397 shares are issued and outstanding and 1,000,000 shares of preferred stock, no par value per share (the "Company's Preferred Stock"), 582,972 of which has been issued;

WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company's Common Stock may be issued upon the exercise of options or convertible subordinated debt to purchase the Company's Common Stock;

WHEREAS, GMSI will have authority to issue 30,000,000 shares of common stock, par value $.01 per share (the "Delaware Common Stock"), and, 5,000,000 shares of preferred stock, no par value per share;

WHEREAS, one thousand (1000) shares of the Delaware Common Stock will be issued and outstanding, all of which will be owned, beneficially and of record, by the Company;

WHEREAS, the respective Boards of Directors of the Company and GMSI have or will have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into GMSI upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Colorado and Delaware in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, the respective Boards of Directors of the Company and GMSI have or will have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective shareholders for approval;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and GMSI hereby agree as follows:

1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into GMSI (the "Merger") in accordance with
Section 253 of the Delaware General Corporation Law ("DGCL") and Section 13.1-716 of the Colorado Stock Corporation Act ("CSCA") such that GMSI shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation"). The Merger shall become effective upon the date (the "Effective Date") on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of GMSI and the Company, in accordance with the requirements of the DGCL and the VSCA, has been filed with the Delaware Secretary of State and the State Corporation Commission of Colorado.

2. Certificate of Incorporation. The Certificate of Incorporation of GMSI shall read in the form attached hereto as Exhibit B-1. The Amended and Restated Certificate of Incorporation of GMSI shall read in the form attached hereto as Exhibit B-2. The Certificate of Incorporation of GMSI shall be the Certificate of Incorporation of the Surviving Corporation as of the Effective Date without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

3. Directors, Officers and Bylaws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the Bylaws of the Surviving Corporation. The Bylaws of GMSI shall be amended and restated prior to the Effective Date to read in the form attached hereto as Exhibit C. The Amended and Restated Bylaws shall be the Amended and Restated Bylaws of the Surviving Corporation as of the Effective Date without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporations shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, rights, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. Conversion of Shares.

(a) Upon the Effective Date, each share of the Company's Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the CSCA) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock, with the terms thereof as reflected in the Certificate of Incorporation of GMSI.

(b) Upon the Effective Date, the one thousand(1000) shares of Delaware Common Stock to be issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

(c) Each outstanding option to purchase shares of the Company's Common Stock under any of the stock option plans of the Company (an "Old Option") and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the "New Option") to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company's Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company's stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date, shall be automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

7. Stock Certificates. Upon the Effective Date, each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the CSCA) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company's Common Stock have been converted. Each shareholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company's Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company's Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company's Common Stock outstanding immediately prior to the Effective Date (except for shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised in accordance with the VSCA) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company's Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company's Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

8. Employee Option and Benefit Plans, Convertible Subordinated Debt and Other Stock Rights. As of the Effective Date: (a) all employee option, benefit or compensation plans of the Company (collectively, the "Plans") and all obligations of the Company under the Plans, including the outstanding options granted pursuant to the Plans, (b) all obligations of the Company under all other benefit or compensation plans and outstanding stock rights in effect as of the Effective Date with respect to which employee rights or accrued benefits or other rights are outstanding as of the Effective Date, and (c) all obligations of the Company under all convertible subordinated debt instruments outstanding as of the Effective Date, shall be assumed by, and continue to be the plan or obligation of, the Surviving Corporation. To the extent any employee option, benefit or compensation plan or convertible subordinated debt instrument of the Company provided for the issuance or purchase of, or otherwise related to, the Company's Common Stock, after the Effective Date such plan or instrument shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Delaware Common Stock.

9. Shareholder Approval. This Merger Agreement shall be submitted to a vote of the shareholders of the Company and the sole shareholder of GMSI in accordance with the laws of the State of Colorado and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of two-thirds of the Company's Common Stock entitled to vote at the Company's 2002 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

10. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

11. Conditions to Closing. The obligations of the Company and GMSI to complete the Merger are subject to the following conditions:



     (a)  the receipt of the shareholder approvals referenced in Section 9; and

     (b) the Company's receipt of an opinion Carl N. Duncan, Esq., Bethesda, Maryland, to the effect that: (1) no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the Merger; (2) the basis and holding period for the Delaware Common Stock received by the stockholders of the Company in exchange for Company's Common Stock will be the same as the basis and holding period of the stock of the Company exchanged therefor; and (3) no gain or loss will be recognized for federal income tax purposes as a result of the Merger by the Company or GMSI; and

12. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Date with respect to any of the items contained herein.

13. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either GMSI or the Company or both, notwithstanding the approval of this Merger Agreement by the shareholders of the Company or the sole shareholder of GMSI.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, except to the extent the laws of the State of Delaware are required to apply to the Merger.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the Company and GMSI by their respective duly authorized officers as of the date first written above.

SOLAR SATELLITE COMMUNICATION, INC.,
a Colorado corporation





                            /s/ Linda A. Broenniman
                        -------------------------------
                           Name: Linda A. Broenniman
                                Title: President



GREAT MEDIA SOLUTIONS, INC.,

a Delaware Corporation





                            /s/ Linda A. Broenniman
                        -------------------------------
                           Name: Linda A. Broenniman
                                Title: President

                                                                    APPENDIX B-1
STATE OF DELAWARE
SECRETARY OF STATE
FILED 09:00 AM  10/08/2002
020626715 - 3578099

                          CERTIFICATE OF INCORPORATION


         FIRST:  The name of this corporation shall be:

                           GREAT MEDIA SOLUTIONS, INC.

         SECOND: Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

         THIRD:  The purpose or purposes of the corporation shall be:

                  To engage in any lawful act or activity for which  corporation
                  may  be  organized  under  the  General   Corporation  Law  of
                  Delaware.

         FOURTH: The total number of shares of stock which this corporation is authorized to issue is: Ten Million (10,000,000) shares of common stock with a par value of $.001.

         FIFTH:  The name and address of the incorporator is as follows:

                  Lynn Canne Longo
                  Corporation Service Company
                  2711 Centerville Road, Suite 400
                  Wilmington, Delaware 19808


         SIXTH: The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

         SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (I) for breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         IN WITNES  WHEREOF,  the  undersigned,  being the  incorporator  herein
before  named,   has  executed  signed  and   acknowledged   this  certifies  of
incorporation this 8th day of October, A.D. 2002.



                                         /s/ Lynn CanneLongo
                                         -------------------
                                         Lynn CanneLongo
                                         Incorporator




                                     B-1-1

                                                                    APPENDIX B-2

                         CERTIFICATE OF INCORPORATION OF
                           GREAT MEDIA SOLUTIONS, INC.

Article 1. Name. The name of the corporation is Great Media Solutions, Inc. (hereinafter referred to as the "Corporation").

Article 2. Registered Office and Registered Agent. The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, in the city of Wilmington, county of New Castle. The name of the registered agent at such address is Corporation Service Company.

Article 3. Nature of Business. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

Article 4. Capital Stock. The total number of shares of capital stock which the Corporation has authority to issue is __,000,000 of which 30,000,000 shall be common stock, $.001 par value per share (hereinafter the "Common Stock"), and 5,000,000 shall be preferred stock, $.001 par value per share (hereinafter the "Preferred Stock".

The Board of Directors is hereby expressly authorized, by resolution or resolutions to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by resolution or resolutions, the following provisions of the shares thereof:

(a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, including any authority to elect directors, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of this class;

(d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or upon any distribution of the assets of the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of this class or any other securities, and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of this class;

                                     B-2-1

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of this class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.

Article 5. Preemptive Rights. No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.

Article 6. Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The initial Board of Directors shall consist of Lawrence J. Hoffman, Linda Broenniman, Vince Mallardi and Edward G. Broenniman. Except as otherwise fixed pursuant to the provisions of Article 4 hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined as stated in the Corporation's Bylaws, as may be amended from time to time. Shareholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.

Article 7. Liability of Directors and Officers. The personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware as it exists on the effective date of this Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article 7 shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.

Article 8. Indemnification. The Corporation shall indemnify its directors, officers, employees, agents and former directors, officers, employees and agents, and any other persons serving at the request of the Corporation as a director, officer, employee or agent of another corporation, association, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees, judgments, fines and amounts paid in settlement) incurred in connection with any pending or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, with respect to which such director, officer, employee, agent or other person is a party, or is threatened to be made a party, to the full extent permitted by the General Corporation Law of the State of Delaware, provided, however, that the Corporation shall not be liable for any amounts which may be due to any person in connection with a settlement of any action, suit or proceeding effected without its prior written consent or any action, suit or proceeding initiated by any person seeking indemnification hereunder without its prior written consent. The indemnification provided herein (i) shall not be deemed exclusive of any other right to which any person seeking indemnification may be entitled under any bylaw, agreement or vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and (ii) shall inure to the benefit of the heirs, executors and administrators of any such person. The Corporation shall have the power, but shall not be obligated, to purchase and maintain insurance on behalf of any person or persons enumerated above against any liability asserted against or incurred by them or any of them arising out of their status as corporate directors, officers, employees or agents, whether or not the Corporation would have the power to indemnify them against such liability under the provisions of this Article 8.

Article 9. Compromises or Arrangements With Creditors or Stock-holders. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or

                                     B-2-2
of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

Article 10. Amendment of Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation. No amendment, addition, alteration, change or repeal of this Certificate of Incorporation shall be made unless it is first approved by the Board of Directors of the Corporation pursuant to a resolution adopted by the affirmative vote of a majority of the directors then in office, and is thereafter approved by the holders of at least two-thirds of the shares entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. Notwithstanding the preceding sentence, any amendment to this Certificate of Incorporation recommended for adoption by at least two-thirds of the entire Board of Directors (including any vacancies) shall, to the extent the General Corporation Law of the State of Delaware requires shareholder approval of such amendment, require the affirmative vote of a majority of the shares entitled to vote generally in an election of directors (after giving effect to Article 9.D hereof), voting together as a single class, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof. IN

IN WITNESS WHEREOF, Solar Satellite Communication, Inc., a Colorado corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and attested to by its Chairman on this ____ day of October, 2002.

GREAT MEDIA SOLUTIONS, INC.

                   ATTEST:

                   By: /s/ Lawrence J. Hoffman
                   Name:   Lawrence J. Hoffman
                   Title:  Chairman
                   1895 Preston, Suite 250
                   Reston, Virginia 20191

                   ATTEST:

                   By: /s/Linda A. Broenniman
                   Name:   Linda A. Broenniman
                   Title:  President
                   1895 Preston White Drive - Suite 250
                   Reston, Virginia 20191










                                     B-2-3

                                                                      APPENDIX C

                           AMENDED AND RESTATED BYLAWS
                                       OF
                           GREAT MEDIA SOLUTIONS, INC.

                               ARTICLE I. OFFICES

1.1 Registered Office and Registered Agent. The registered office of Solar Satellite Communication, Inc. (the "Corporation") shall be located in the State of Delaware at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

1.2 Other Offices. The Corporation may have other offices within or without the State of Delaware at such place or places as the Board of Directors may from time to time determine.

                       ARTICLE II. SHAREHOLDERS' MEETINGS

2.1 Meeting Place. All meetings of the shareholders shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Delaware as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

2.2 Annual Meeting. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on such date and time as determined by the Board of Directors and stated in the notice of such meeting.

2.3 Organization. Each meeting of the shareholders shall be presided over by the Chairman of the Board, or in his absence by the President, or in their absences, any other individual selected by the Board of Directors. The Secretary, or in his absence a temporary Secretary, shall act as secretary of each meeting of the shareholders. In the absence of the Secretary and any temporary Secretary, the chairman of the meeting may appoint any person present to act as secretary of the meeting. The chairman of any meeting of the shareholders shall announce the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting and, unless prescribed by law or regulation or unless the Board of Directors has otherwise determined, shall determine the order of the business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussions as seem to him in order.

2.4 Special Meetings. Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President of the Corporation or by the Board of Directors pursuant to a resolution approved by the affirmative vote of at least a majority of the directors then in office.

2.5 Notice.

(a) Notice of the place, day and hour of the annual meeting of shareholders shall be given by delivering personally or by mailing a written notice of the same, not less than ten days and not more than sixty days prior to the date of the meeting, to each shareholder of record entitled to vote at such meeting. When any shareholders' meeting, either annual or special, is adjourned for thirty days or more, or if a new record date is fixed for an adjourned meeting of shareholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty days (unless a new record date is fixed therefor), other than an announcement at the meeting at which such adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.

(b) Not less than ten days and not more than sixty days prior to the meeting, a written notice of each special meeting of shareholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally or mailed to each shareholder of record entitled to vote at such meeting.

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


(c) If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

2.6 Record List of Shareholders. At least ten days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares registered in the name of each, which record shall be kept open to the examination of any shareholder, for a purpose germane to the meeting, in accordance with the General Corporation Law ("GCL") of the State of Delaware. The record also shall be kept open at the time and place of such meeting for the inspection of any shareholder.

2.7 Quorum; Actions of Shareholders. Except as otherwise required by law or the Corporation's Certificate of Incorporation:

(a) A quorum at any annual or special meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote at such meeting.

(b) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

2.8 Voting of Shares. Except as otherwise provided in these Amended and Restated Bylaws or to the extent that voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, each shareholder, on each matter submitted to a vote at a meeting of shareholders, shall have one vote for each share of stock registered in his name on the books of the Corporation.

2.9 Closing of Transfer Books and Fixing of the Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed 60 days nor less than ten days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of shareholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

2.10 Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or his duly authorized attorney-in-fact. Without limiting the manner in which a shareholder may authorize another person or persons to act for him as proxy, a shareholder may grant such authority in the manner specified in Section 212(c) of the GCL (or any successor thereto). No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy.

2.11 Waiver of Notice. A waiver of any notice required to be given any shareholder, signed by the person or persons entitled to such notice, whether before or after the time stated therein for the meeting, shall be equivalent to the giving of such notice. The attendance of any shareholder at a meeting, in person or by proxy, shall constitute a waiver of notice by such shareholder, except where a shareholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or commenced.

2.12 Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, at any meeting of the shareholders of the Corporation any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree, except to the extent provided in Section 217(b)(3) of the GCL (or any

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


successor thereto).

2.13 Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by an officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

2.14 Proposals. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or, in the case of the first annual meeting of shareholders of the Corporation following the reincorporation of Solar Satellite Communication, Inc. from Colorado to Delaware (the "Reincorporation"), which meeting is expected to be held in November 2002, notice by the shareholder must be so delivered and received no later than the close of business on November ___, 2002, notwithstanding any determination by the Corporation to schedule such first annual meeting later than November 2002. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business, (c) the class and number of shares of Corporation stock which are beneficially owned by the shareholder submitting the notice, by any person or entity who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any successor thereto), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such proposal on the date the notice is given to the Corporation, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons,
(d) the identification of any person retained or to be compensated by the shareholder submitting the proposal, or any person acting on his or her behalf, to make solicitations or recommendations to shareholders for the purpose of assisting in the passage of such proposal and a brief description of the terms of such employment, retainer or arrangement for compensation, and (e) any material interest of the shareholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 2.14, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

2.15 Inspectors. For each meeting of shareholders, the Board of Directors shall appoint one or more inspectors of election, who shall make a written report of such meeting. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors shall be appointed at the meeting by the chairman thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. An inspector or inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairman thereof. An inspector or inspectors shall not accept a ballot, proxy or vote, nor any revocations thereof or changes thereto, after the closing of the polls (unless the Court of Chancery

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

of the State of Delaware upon application by a shareholder shall determine otherwise) and may appoint or retain other persons or entities to assist them in the performance of their duties. Inspectors need not be shareholders and may not be nominees for election as directors.

                           ARTICLE III. CAPITAL STOCK

3.1 Certificates. Certificates of stock shall be issued in numerical order, and each shareholder shall be entitled to a certificate signed by the President or a Vice President, and by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or facsimile thereof. The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue. Each certificate of stock shall state:

(a) that the Corporation is organized under the laws of the State of Delaware;

(b) the name of the person to whom issued;

(c) the number and class of shares and the designation of the series, if any, which such certificate represents; and

(d) the par value of each share represented by such certificate, or a statement that such shares are without par value.

3.2 Transfers.

(a) Transfers of stock shall be made only upon the stock transfer books of the Corporation, kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar, and before a new certificate is issued, the old certificate shall be surrendered for cancellation. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of shares therein.

(b) Shares of stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of stock shall be transferred on the books of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation.

(c) A written restriction on the transfer or registration of transfer of a certificate evidencing stock of the Corporation, if permitted by the GCL and noted conspicuously on such certificate, may be enforced against the holder of the restricted certificate or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

3.3 Registered Owner. Registered shareholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of the State of Delaware.

3.4 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any certificate previously issued by it which is alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

3.5 Fractional Shares or Scrip. The Corporation may (a) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon and to participate in any of the assets of the Corporation in the event of liquidation; (b) arrange for the disposition of fractional interests by those entitled thereto; (c) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (d) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share. 3.6 Shares of Another Corporation. Shares owned

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by the Corporation in another corporation,  domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                         ARTICLE IV. BOARD OF DIRECTORS

4.1 Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, which may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Amended and
Restated   Bylaws   directed  or  required  to  be  exercised  or  done  by  the shareholders.

4.2 Election, Term and Qualifications. Each director shall hold office until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. Directors of the Corporation shall be elected annually. Directors need not be residents of this state or shareholders of the Corporation.

4.3 Number of Directors. The initial Board of Directors shall consist of six (6) persons. The number of directors may at any time be increased or decreased by a vote of a majority of the Board of Directors, provided that no decrease shall have the effect of shortening the term of any incumbent director. Notwithstanding anything to the contrary contained within these Amended and Restated Bylaws, the number of directors may not be less than three nor more than 9.

4.4 Vacancies. Except as may be otherwise specified in the Corporation's Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, or in the Corporation's debt instruments, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by a majority vote of the directors then in office, whether or not a quorum is present, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the term to which the director has been selected and until such director's successor shall have been elected and qualified.

4.5 Removal of Directors. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, and subject to any rights of the holders of the Corporation's debt instruments, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office with or without cause by an affirmative vote of the holders of a majority of the shares then outstanding and entitled to vote in an election of directors.

4.6 Regular Meetings. Regular meetings of the Board of Directors or any committee thereof may be held at the principal place of business of the Corporation or at such other place or places, either within or without the State of Delaware, as the Board of Directors or such committee, as the case may be, may from time to time designate. Notice of such meetings shall be provided to directors in accordance with the provisions of the GCL. Unless otherwise determined by the Board of Directors, the annual meeting of the Board of Directors shall be held immediately after the adjournment of the annual meeting of shareholders.

4.7 Special Meetings.

(a) Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President or by a majority of the authorized number of directors, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate. Notice of all special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to such meeting if notice is given in person or by telephone, telegraph, telex, facsimile or other electronic transmission and at least five (5) days prior to such meeting if notice is given in writing and delivered by courier or by postage prepaid mail. Such notice need not specify the business to be transacted at, nor the purpose of, the meeting. Any director may waive notice of any meeting by submitting a signed waiver of notice with the Secretary, whether before or after the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

(b) Special meetings of any committee of the Board of Directors may be called at

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any time by such person or persons  and with such  notice as shall be  specified for such committee by the Board of Directors, or in the absence of such specification, in the manner and with the notice required for special meetings of the Board of Directors.

4.8 Waiver of Notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. A waiver of notice signed by the director or directors, whether before or after the time stated for the meeting, shall be equivalent to the giving of notice.

4.9 Quorum; Actions of the Board of Directors. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Amended and Restated Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum, whether in person, electronically or pursuant to proxy, shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.10 Action by Directors Without a Meeting. Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be, and such consents are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be. Such consent shall have the same effect as a unanimous vote.

4.11 Action by Directors by Communications Equipment. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment subject to any applicable provisions of the GCL.

4.12 Registering Dissent. A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to have assented to such action unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting, before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

4.13 Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees which in each case consist of one or more directors of the Corporation, and may from time to time invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board. An Executive Committee may be appointed by resolution passed by a majority of the full Board of Directors. It shall have and exercise all of the authority of the Board of Directors, except in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation or plan of voluntary liquidation, recommending to the shareholders the sale, lease or exchange or other disposition of all or substantially all the property and assets of the Corporation, declaring a dividend on the Corporation's capital stock or amending these Amended and Restated Bylaws. The designation of any such committee, and the delegation of authority thereto, shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

4.14 Remuneration. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director and/or such other compensation as may be fixed by the Board of Directors. Members of special or standing committees may be allowed like compensation for serving on committees of the Board of Directors. No such payments shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

4.15 Nominations of Directors. Subject to the rights of holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, or the rights of holders of any debt instruments, nominations for the election of directors may be made by the Board of Directors or committee appointed by the Board of Directors or by any shareholder entitled to vote generally in an election of directors. However, any shareholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid to the Secretary of the Corporation, which notice is delivered to or received by the Secretary not later than (i) 120 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of shareholders of the Corporation or, in the case of the first annual meeting of shareholders of the Corporation following the Reincorporation, which is expected to be held in November 2002, any such nomination by a shareholder must be so delivered or received no later than the close of business on October 31, 2002, notwithstanding any determination by the Corporation to schedule such first annual meeting later than November 2002, and (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to shareholders. Each such notice shall set forth: (a) the name, age, business address and residence address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) the principal occupation or employment of the shareholder submitting the notice and of each person being nominated; (c) the class and number of shares of Corporation stock which are beneficially owned by the shareholder submitting the notice, by any person or entity who is an Affiliate or Associate of such shareholder (as such capitalized terms are defined in Rule 12b-2 of the Exchange Act, or any successor thereto), by any Person who is a member of any group with such shareholder with respect to the Corporation stock or who is known by such shareholder to be supporting such nominee(s) on the date the notice is given to the Corporation, by each person being nominated, and by each Person who is in control of, is controlled by or is under common control with any of the foregoing Persons; (d) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (e) a description of all arrangements or understandings between the shareholder and each nominee and any arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (f) such other information regarding the shareholder submitting the notice and each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (g) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

                               ARTICLE V. OFFICERS

5.1 Designations. The officers of the Corporation shall be a President, a Secretary and a Treasurer appointed by the Board of Directors, as well as such Executive Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as the Board of Directors or the Chairman of the Board and President may designate. Officers of the Corporation shall be elected for one year by the directors at their first meeting after the annual meeting of shareholders, and officers of the Corporation shall hold office until their successors are elected and qualified. Any two or more offices may be held by the same person, except the offices of President and Secretary may not be held by the same person.

5.2 Powers and Duties. The officers of the Corporation shall have such authority and perform such duties as the Board of Directors or, in the case of officers with a title of Vice President or lower, the Chairman of the Board and President, may from time to time authorize or determine. In the absence of action by the Board of Directors or the Chairman of the Board and President, as applicable, the officers shall have such powers and duties as generally pertain to their respective offices.

Unless considered in the same person, the Chairman shall be the chief executive officer of the Corporation. The President shall have general and active management of the business and affairs of the Corporation subject to the directions of the Board of Directors, and in the absence of the Chairman of the Board of Directors shall preside at all meetings of the shareholders and Board of Directors. The President of the corporation may not also be the secretary.

The Vice President or Vice Presidents shall assist the President in the performance of his duties and may further be assigned such specific areas of responsibility and such specific duties, subject to the supervision of the President, as the Board of Directors from time to time shall determine.

The Secretary, together with any Assistant Secretary or Secretaries the Board decides to appoint and/or the designee or designees of such officers, shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the shareholders and Board of Directors; shall send all notices of all meetings; and shall perform such other duties as may be prescribed by the Board of Directors or the President.

The Treasurer and/or his designee shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders and whenever else required by the Board of Directors or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the President.

5.3 Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

5.4 Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

5.5 Term - Removal. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or by the Chairman and the President may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.6 Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditions for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

     ARTICLE VI. INDEMNIFICATION, ETC. OF DIRECTORS, OFFICERS AND EMPLOYEES

6.1 Indemnification. The Corporation shall provide indemnification to its directors, officers, employees, agents and former directors, officers, employees and agents and to others in accordance with the Corporation's Certificate of Incorporation.

6.2 Advancement of Expenses. Reasonable expenses (including attorneys' fees) incurred by a director, officer or employee of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding described in Section 6.1 may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the Corporation.

6.3 Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Corporation's Certificate of Incorporation, any agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

6.4 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer of employee of the Corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of its Certificate of Incorporation or this Article VI.

6.5 Modification. The duties of the Corporation to indemnify and to advance expenses to a director, officer or employee provided in this Article VI shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article VI shall alter, to the detriment of such person, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.

                ARTICLE VII. DIVIDENDS; FINANCE; AND FISCAL YEAR

7.1 Dividends. Subject to the applicable provisions of the General Corporation Law of the State of Delaware, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property or in shares of the capital stock of the Corporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, may deem proper as a reserve or reserves to meet contingencies, or for dividends, or for repairing or maintaining any property of the Corporation, or for any other proper purpose, and the Board of Directors may modify or abolish any such reserve.

7.2 Disbursements. All checks or demand for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.3 Depositories. The monies of the Corporation shall be deposited in the name of the Corporation in such financial institutions, trust companies or other entities as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

7.4 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.

                              ARTICLE VIII. NOTICES

Except as may otherwise be required by law, any notice to any shareholder or director may be delivered personally or by mail. If mailed, the notice shall be deemed to have been delivered when deposited in the United States mail, addressed to the addressee at his last known address in the records of the Corporation, with postage thereon prepaid.

                                ARTICLE IX. SEAL

The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.

                          ARTICLE X. BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account and shall keep minutes of meetings and proceedings of its shareholders and Board of Directors (including committees thereof); and it shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

                             ARTICLE XI. AMENDMENTS

11.1 Amendments. The Board of Directors or shareholders may adopt, alter, amend or repeal these Amended and Restated Bylaws of the Corporation. Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors. Such action by the shareholders shall require the affirmative vote of at least a majority of the then outstanding shares of Common Stock, as well as such additional vote of the Preferred Stock as may be required by the provisions of any series thereof.

11.2 Emergency Bylaws. The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the shareholders, which shall be operative during any national or local emergency.

                          ARTICLE XII. USE OF PRONOUNS

Use of the  masculine  gender in these  Amended  and  Restated  Bylaws  shall be
considered  to  represent   either   masculine  or  feminine   gender   whenever
appropriate.

                                                                      APPENDIX D

                           DISSENTERS' CODE PROVISIONS

7-113-201 - Notice of Dissenters' Rights.
-----------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-118-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a coy of this article and the materials, if any, that, under articles 101 t0 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to asset dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholder' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-2-2(2).

7-113-102 - Rights to Dissent.
------------------------------

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of any of the following corporate action:

     (a) Consummation of a plan of merger to which the corporation is a party if:
          (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
          (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
     (b) Consummation of a sale, lease, exchange, or other disposition of all, or substantially al, of the property of the corporation for which a shareholder vote is required under section 7-112-1-2 (1); and
     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2)

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, of on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) the record date fixed under section 7-1-7-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or
     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation for the plan of merger or share exchange;
     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;
     (c)  Cash in lieu of fractional share; or
     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)   (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board of Directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-2-2 - Notice of Intent to Demand Payment.
-----------------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (I), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is take, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporation action is effectuated; and
     (b)  Not vote the share sin favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirement of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

                                                                       EXHIBIT E


                           GREAT MEDIA SOLUTIONS, INC.

                         2002- 2003 STOCK INCENTIVE PLAN


1.  ESTABLISHMENT AND PURPOSE.
    -------------------------

The Great Media Solutions, Inc. 2002 - 2003 Stock Incentive Plan (the "Plan") is established by Great Media Solutions, Inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of November ____, 2002, subject to approval by the Company's stockholders.

Certain terms used herein are defined as set forth in Section 8.

2.  ADMINISTRATION; ELIGIBILITY.
    ---------------------------

The Plan shall be administered by the Compensation Committee; provided, however, that, if at any time no Compensation Committee shall be in office, the Plan shall be administered by the Board. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

     (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Stock Options or Stock Appreciation Rights or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d)  to approve forms of agreement for use under the Plan;

     (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

     (f) subject to Section 7(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options; and

     (g)  to determine the Fair Market Value.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the

Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.  STOCK SUBJECT TO PLAN.
    ---------------------

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 750,000 shares.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. If the exercise price of any Stock Option is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued, net of the shares of Stock tendered, shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. In the event that shares of Stock issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal (or other similar right), such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(A) number and kind of shares that may be delivered under the Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Awards, (D) exercise price of outstanding Stock Options and Stock Appreciation Rights and (E) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4.  STOCK OPTIONS.
    -------------

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

       (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share. If the Stock Option is intended to be a Non-Qualified Stock Option, the exercise price per share shall not be less than 85% of the Fair Market Value per share on the date the Stock Option is granted.

       (b) Option Term. The term of each Stock Option shall be fixed by the Administrator; provided that no Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date the Option is granted and no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

       (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

       (d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

              The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).
              Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

              If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted
              Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

              No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

       (e) Transferability of Stock Options. A Non-Qualified Stock Option shall not be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

       (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, for a period of one years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
              Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (h) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (i)    Participant Loans.  The   Administrator    may  in its  discretion
              authorize the Company to:

               (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

               (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

              The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

       (j) No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date this Plan is adopted by the Company or the date this Plan is approved by the stockholders of the Company, whichever is earlier. If the Administrator intends that an Option be an Incentive Stock Option, the Administrator shall, in its discretion, provide that the aggregate Fair Market Value (determined at the date of grant) of Incentive Stock Option which is exercisable for the first time doing the calendar year shall not exceed $100,000.

5.  STOCK APPRECIATION RIGHTS.
    -------------------------

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

                (i) Stock Appreciation  Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 4 and this Section 5.

              (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

              (iii) A Stock  Appreciation  Right shall be transferable  only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with Section 4(e).

6.     CHANGE IN CONTROL PROVISIONS.
       ----------------------------

       (a)    Impact of Event.   Notwithstanding any other provision of the Plan
              to the contrary, in the event of a Change in Control:

              (i)   Outstanding  Awards  shall be  subject to any  agreement  of
                    merger  or  reorganization   that  effects  such  Change  in
                    Control, which agreement shall provide for:

                    (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                    (b)  The  assumption  of  the  outstanding   awards  by  the
                         surviving corporation or its parent or subsidiary;

                    (c) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

                    (d) Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

              (ii) In the absence of any agreement of merger or reorganization effecting such Change in Control, the Committee in its discretion may take one of the actions in subsection (i) above.

       (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

               (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
                    Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,
                    (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and
                    (3) of subsection (iii) of this Section 6(b); or

               (ii) The  approval  by  the  stockholders  of  the  Company  of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate
                    Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

               (iii)The  approval  by  the  stockholders  of  the  Company  of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

       (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means (i) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction and (ii) otherwise the price per share of Stock established by the transaction giving rise to the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

7.  MISCELLANEOUS.
    --------------

       (a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

              The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

              Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

       (a) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

       (b)    General Provisions.

              (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                    All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

              (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

              (iv) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

              (v)   The  Administrator  shall  establish  such  procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

              (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

              (vii) The grant of an Award  shall in no way  affect  the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

             (viii) If any payment or right accruing to a Participant under this
                    Plan (without the application of this Section (7)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this SECTION 7(C)(VIII) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the

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                    amount of the Total  Payments  as  reduced,  if  applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

              (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

              (x)   The  headings  contained  in this  Plan  are  for  reference
                    purposes   only  and  shall  not  affect   the   meaning  or
                    interpretation of this Plan.

              (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

              (xii) This Plan shall inure to the benefit of and be binding  upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

             (xiii) This Plan and each  agreement  granting an Award  constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

              (xiv) In the event there is an  effective  registration  statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

              (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

              (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

8.  DEFINITIONS.
    ------------

For purposes of this Plan, the following terms are defined as set forth below:

       (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

       (b)    "Award" means a Stock Appreciation Right or Stock Option.

       (c)    "Board" means the Board of Directors of the Company.

       (d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of

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

              determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

       (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       (f) "Commission" means the Securities and Exchange Commission or any successor agency.

       (g) "Committee" means a committee of Directors appointed by the Board to administer this Plan.

       (h) "Company" means Great Media Solutions, Inc., a Delaware corporation.

       (i)    "Director" means a member of the Company's Board of Directors.

       (j) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

       (k)    "Effective Date" means  November ___ , 2002.

       (l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

       (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.


       (n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share shall be the closing sales price per share of the Stock on the Bulletin Board on the date as of which such value is being determined or the last previous day on which a sale was reported.

       (o) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
              Section 422 of the Code.

       (p) "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

       (q) "Non-Employee Director" means a Director who is not an officer or employee of the Company.

       (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

       (s)    "Optionee" means a person who holds a Stock Option.

       (t)    "Participant" means a person granted an Award.


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


       (u) "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or
              (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

       (v) "Stock" means common stock, par value $0.001 per share, of the Company.

       (w)    "Stock Appreciation Right" means a right granted under Section 5.

       (x)    "Stock Option" means an option granted under Section 4.

       (y) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

       (z) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

       (aa) "Underwriting Agreement" means the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

       (bb) "Underwriting Date" means the date on which the Underwriting Agreement is executed in connection with an initial underwritten public offering of the Stock.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.










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